    As filed with the Securities and Exchange Commission on March 6, 2006

                                                              File No. 811-03626


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY


                                 CITIZENS FUNDS
               (Exact Name of Registrant as Specified in Charter)

          One Harbour Place, Suite 400, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152



                                     June 30
                            (Date of fiscal year end)

                                December 31, 2005
                           (Date of reporting period)

ITEM 1.  REPORT TO SHAREHOLDERS.

                              [CITIZENS FUNDS LOGO]

                             -----------------------
                             2006 SEMI-ANNUAL REPORT
                             -----------------------

                           AND SUPPLEMENTAL COMMENTARY

                                    [PICTURE]




NOT A PART OF THE SEMI-ANNUAL REPORT                                    12.31.05

TABLE OF CONTENTS

SUPPLEMENTAL COMMENTARY


Letter from the president                                                                   1

Citizens focus:

   Environmental issues take center stage                                                   3

   Market overview                                                                          7

SEMI-ANNUAL REPORT

Risks of mutual fund investing                                                              9

Benchmarks                                                                                 10

Portfolio review                                                                           12

Portfolio composition                                                                      38

Holdings                                                                                   40

Statements of assets and liabilities                                                       64

Statements of operations                                                                   66

Statements of changes in net assets                                                        68


Financial highlights                                                                       72

Financial notes                                                                            80

Supplemental information                                                                   89

Shareholder services                                                                       92


PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE VISIT WWW.CITIZENSFUNDS.COM OR CALL 800.223.7010 FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

NOT A PART OF THE SEMI-ANNUAL REPORT

LETTER FROM THE PRESIDENT

Dear Shareholder,

I am pleased to report that Citizens Funds had an excellent year in 2005. Our in-house, actively managed equity funds delivered strong positive returns, beating their primary benchmarks and a significant number of their respective peers. For the calendar year ended December 31, 2005 the total return for the S&P 500 Index was 4.91%, while our own Citizens Core Growth Fund standard shares returned 9.63%. The more aggressive Citizens Emerging Growth Fund standard shares achieved a total return of 12.19% for the same period. These returns and the positive performance of many of our other funds are further evidence that our significant investment in people, technology and investment data resources, are bearing fruit for our shareholders.

It is worth noting that in 2005, the Dow Jones Industrial Average (DJIA) was basically flat, down -0.32% for the year. While on the surface this might suggest a relatively dull year for the market, we believe the figure hides dramatic activity underneath. Among the 30 stocks making up the DJIA, there were some enormous winners and some huge losers. For instance, Hewlett Packard's stock rallied over 38% while General Motors' stock fell 46% for the 2005 calendar year. In my opinion, this is a sign of powerful changes in our world. It is my observation that some of today's familiar household names seem to be in long periods of decline. At the same time, other companies, products and even countries are rising rapidly. Given the pace of technological change and the forces of globalization, I believe we are likely to see many more years where stock market averages hide the wide variance in individual stock returns.

                                                                     (CONTINUED)

     "I AM PLEASED TO REPORT THAT CITIZENS FUNDS HAD AN EXCELLENT YEAR IN 2005. OUR IN-HOUSE, ACTIVELY MANAGED EQUITY FUNDS DELIVERED STRONG POSITIVE RETURNS, BEATING THEIR PRIMARY BENCHMARKS AND A SIGNIFICANT NUMBER OF THEIR RESPECTIVE PEERS."

     - Sophia Collier, President

     [PHOTO]

                                  1         NOT A PART OF THE SEMI-ANNUAL REPORT

Citizens has sought to build an investment management team with the skills and resources to actively distinguish between tomorrow's winners and losers. Part of our strategy included the decision several years ago to more fully integrate our social and financial analysis to help ensure we have a more complete view of the companies we consider. We are one of the few investment management companies that have in-house social research and in-house investment management teams working together in an integrated process. We believe this gives us important insights into companies and helps us make better investment decisions.

In my opinion, the time has passed when investors can simply put all of their assets in markets with the confidence that a "rising tide will lift all boats." The world is actively being remade and it is essential to find stocks where we believe value is being created, and avoid areas that are stale or declining. In 2006, Citizens will continue to seek strong returns for shareholders by emphasizing companies that we believe demonstrate a high level of environmental and social responsibility, and in our opinion, have the potential for strong financial results.

Sincerely yours,

/s/ Sophia Collier
------------------
Sophia Collier
President

See pages 9 - 11 for important fund risks and benchmark and other disclosures. In considering performance of the funds for the six and twelve month periods, you should also consider the funds' longer term track records described elsewhere in this report. Of course, data presented reflects past performance which does not guarantee future results.







NOT A PART OF THE SEMI-ANNUAL REPORT         2

CITIZENS FOCUS

ENVIRONMENTAL ISSUES TAKE CENTER STAGE
A company's disclosure of social and environmental risks helps in our assessment of investment risk associated with that company's stock. The data found in these reports is often a good indicator of a company's level of commitment in seeking to improve social and environmental performance. Our social research analysts use company disclosures to evaluate the effectiveness of social and environmental programs as a whole and to compare company performance against their industry peers. We believe evaluating a company's record of corporate responsibility helps us minimize investment risk and contributes to investment success by identifying more forward-thinking and potentially more promising companies.

During the past few years, we have seen dramatic improvement in the disclosure of social and environmental risks. Intel, Hewlett-Packard and other companies held in Citizens Funds have been leaders in reporting such risks in their corporate citizenship reports.

Citizens has been active in this area, meeting with companies in an effort to discus the content and quality of their social and environmental risk disclosure. In August, members of Citizens' social research team, along with other socially responsible investors, met with members of Intel's Corporate Responsibility team to discuss the content of the company's new Global Citizenship Report. Meetings like this one help companies understand what information we find most useful, and help us understand the challenges companies face when preparing such reports.

                                                                     (CONTINUED)

     "WE BELIEVE EVALUATING A COMPANY'S RECORD OF CORPORATE RESPONSIBILITY HELPS US MINIMIZE INVESTMENT RISK AND CONTRIBUTES TO INVESTMENT SUCCESS BY IDENTIFYING MORE FORWARD-THINKING AND POTENTIALLY MORE PROMISING COMPANIES."

     - Joanne Dowdell, VP of Corporate Responsibility

     [PHOTO]

                                     3      NOT A PART OF THE SEMI-ANNUAL REPORT

 In September, Citizens met with Steven Farris, CEO of oil and gas exploration company Apache Corporation, in New York City to discuss the company's efforts to reduce greenhouse gas emissions, as well as the risks and opportunities regulating carbon emissions may pose for the company. We are encouraged by the company's willingness to engage in dialog with shareholders and are pleased to report Apache unveiled a new climate change section on its website in December. This reflects a positive shift in the company's approach to greenhouse gas emissions since we first began our discussions with the firm several months ago. The site states that Apache "shares the widespread concern that the emission of greenhouse gases is leading to changes in global climate." The company reports that greenhouse gas emissions data will be added to the new climate change section in 2006.

 In November, Citizens co-filed a shareholder resolution at SBC Communications, now known as AT&T. The resolution asks AT&T to issue a sustainability report using the Global Reporting Initiative as a guide for the disclosure of the company's social and environmental impacts, enabling analysts to better compare the company to its peers. The decision to file the resolution came after we completed an analysis of the company and determined AT&T's sustainability reporting was lacking compared to other companies in its peer group. AT&T has not yet responded to the proposal.

 TOXICS IN CONSUMER PRODUCTS --
 A GROWING CONCERN
 Continuing its activism in the cosmetics industry, Citizens was lead filer of a resolution at Johnson & Johnson, and co-filer of a resolution at CVS, requesting the companies report on the feasibility of reformulating their cosmetic products to meet a European Union (EU) cosmetic directive -- currently the highest standard for consumer safety in the cosmetics industry. Johnson & Johnson later agreed to work with SRI investors and other stakeholders toward greater transparency and safer products. Based on those commitments we withdrew the resolution. Management at CVS has sent a letter of opposition to our proposal. We hope to update you on the status of this proposal in our Q1 2006 Shareholder Activism Report.

 In October, Citizens' Social Research Analyst Dr. Vesela Veleva published results of her regulatory review and analysis of toxics in cosmetics in Corporate Environmental Strategy (Issues 3 & 4, 2005). The article, entitled New EU Rules for the Cosmetics Industry: What Do They Mean for U.S. Companies and Stakeholders? examines and compares EU legislation and existing U.S.

NOT A PART OF THE SEMI-ANNUAL REPORT         4
regulations for the cosmetic industry. Recent EU legislation bans over 1,000 dangerous chemicals in cosmetic products, while less than two dozen chemicals are restricted or banned for use in cosmetics products in the U.S. For a copy of the article go to our website at www.citizensfunds.com.

The issue of toxics in consumer products has broad implications for human health and safety and the companies that manufacture such products. Citizens Funds has joined with other SRI funds and non-governmental organizations to encourage proxy voting agent, Institutional Shareholder Services, to revise its voting guidelines to include the topic of toxic chemicals in a company's products. The issue raised sufficient concern for Citizens that we adopted new proxy voting guidelines for the Funds in 2005. We support proposals asking companies to phase out specific toxic chemicals where safe alternatives are available. We also support proposals that ask companies to reformulate products globally. We believe failure to heed regulations and scientific research regarding the use of toxic chemicals may lead to market exclusion or lawsuits regarding product safety, all of which may hurt shareholder value.

IS THERE A RELATIONSHIP BETWEEN GENDER
AND FINANCIAL PERFORMANCE?

[PHOTO]

Citizens' social research team conducted a gender diversity study, which looked at the number of women on the board and in the upper management of companies in the Citizens Index. Results of the study, lead by Dr. Vesela Veleva, did indeed show a correlation between female representation on the board and in upper management and the total and average annual return of a company's stock. Results of the study show that companies with the highest percentage of gender diversity on the board and in upper management had approximately a 3% higher annual return, compared to those of companies with the lowest percentage of gender diversity for each of the 1-year and 3-year periods ended December 29, 2004. The December 2005 issue of Women's Business Boston published the preliminary results of the study. For a copy of the full article, go to our website at www.citizensfunds.com.

                                     5      NOT A PART OF THE SEMI-ANNUAL REPORT

DISCRIMINATION
In November, and for the second year in a row, Citizens co-filed a shareholder resolution at YUM! Brands, the largest fast food company in the world, requesting the company to prepare a report addressing concerns about the company's treatment of employees and customers. The company's Taco Bell Corp. subsidiary has come under fire, and has been sued on more than one occasion for not making modifications necessary for its restaurants to be accessible by customers using wheelchairs or scooters. The United States District Court certified the most recent case against the company filed in California as a statewide class action. Our shareholder resolution calls for the company to provide a report that gives shareholders information regarding the status of the class action case.

YUM! Brands has not yet responded to the proposal. The same proposal last year garnered 32.9% of the vote and if the proposal is included in the company's proxy statement again this year, we are hopeful for an even better result.

LOOKING AHEAD
We anticipate quite a bit of activity during the 2006 proxy voting season. Early indications suggest that environmental issues will once again lead the way in the number of shareholder proposals filed at companies, including toxic use reduction and climate change related proposals.

Two corporate governance issues we will pay special attention to during the year are political contributions and executive compensation. The former has long been a hook used during election season to garner votes. Research that came out of The Center for Political Accountability more than three years ago revealed the risks to shareholders of companies not fully disclosing and, in some cases of not being fully aware of where contributions ultimately land. We believe shareholders have a right to know how such monies are being distributed and we will be more active on this issue in 2006.

Socially responsible investors are no strangers to the issues and concerns of executive compensation. The SEC's recent vote to require companies to enhance their disclosure of executive pay further illustrates the need for companies to be more transparent. The proposed new rule, while not intended to reduce compensation, will certainly bring more pressure to bear on boards of directors to be more diligent.

NOT A PART OF THE SEMI-ANNUAL REPORT         6

MARKET OVERVIEW

While the economy continued to grow strongly, the stock market posted a modest 5.77% return as measured by the S&P 500 Index for the six months ended December 31, 2005. Why only modest gains? Three primary factors: increasing concern over consumer spending, long-term interest rates, and uncertainty. [300]

Consumer spending, in our opinion, is a major driver of our economy's growth and we, as consumers, continue to purchase more and more and save less and less. In fact, the average savings rate of a U.S. citizen was -0.2 of disposable personal income as of December 31, 2005, and has been negative for over six months. We believe this indicates people are buying goods and services with the equity in their homes, personal savings and gains from investments, rather than their personal income. How long consumer spending can continue this way is an important question. We believe people need to increase their savings and in our opinion, that will mean eventually deferring spending or buying less. We believe, when this happens, the economy will slow. For the third quarter of 2005 consumer spending helped drive growth in Gross Domestic Product (GDP), a key measure of our economic health, to 4.1%. However, in the fourth quarter ended December 31, 2005, consumer spending slowed, contributing to a slower rate of growth for GDP at an estimated annual rate of 1.1%, according to the Bureau of Economic Analysis. We believe growth rates will continue to be impacted by a slowdown in consumer spending.

The Federal Reserve increased the fed funds rate, the rate banks charge each other for short term borrowing, four times during the six months ended December 31, 2005. But, we believe short term rate increases had

                                                                     (CONTINUED)

       "WE FIND THIS TYPE OF MARKET PLACES A PREMIUM ON OUR STYLE OF ACTIVE INVESTMENT MANAGEMENT."

       - Jonathan White, CFA, Chief Market Stategist

       [PHOTO]

                                    7      NOT A PART OF THE SEMI-ANNUAL REPORT
very little effect on market performance or economic growth. In past years, our economy seemed to respond very quickly to such increases. That was when manufacturing represented about 40% of our economy, while today manufacturing is just 15%. With the advent of advanced inventory management technology, short term interest rates, in our opinion, have less of an affect on inventory financing and less affect on the market and the economy. Long term interest rates on the other hand do affect the market more readily, both directly as an investment alternative and indirectly through the cost of capital spending programs. However, ten year treasury notes have been fluctuating in a range between just under 4.0% and 4.6% for the last two years. In our view, long term rates remaining stable and relatively low for so long demonstrates that interest rates had little effect on continued economic growth and stock market performance.

A hindrance to greater growth and market performance, in our opinion, was the climate of uncertainty and fear that we believe colored expectations for future company earnings, consumer spending and interest rates. The number of soldiers killed in Iraq reached 2,000 during the last months of the calendar year. The aftermath of the Katrina and Rita hurricane disasters created questions about their effect on the economy Energy prices skyrocketed and then declined almost as quickly, and the appointment of a new Federal Reserve chairman, Ben Bernanke, fueled further uncertainty with respect to interest rates in our opinion.

In summary, we believe consumer spending drove the economy, increased short term interest rates had little effect, and a cloud of fear and uncertainty tempered the market making for a modest return of 5.77% the S&P 500 Index for the six month period ended December 31, 2005. By capitalization, mid cap stocks especially outperformed within the domestic market with the Russell Midcap Growth Index up 10.22% for the six month period.

OUTLOOK
With an economy expected to grow, albeit at a slower rate, and challenged with a growing trade deficit and over-extended consumers, it is most likely we will see the market stay within a narrow trading range in 2006. We find this type of market places a premium on our style of active investment management. In our opinion, finding good companies to invest in requires careful attention to company fundamentals, progressive environmental and social practices, industry trends, and merger and acquisition activity

NOT A PART OF THE SEMI-ANNUAL REPORT         8

RISKS OF MUTUAL FUND INVESTING

As with any fund that invests in stocks or fixed-income securities, the value of your investment will fluctuate in response to individual company actions, as well as general economic, political and market conditions. Reactions to these factors may differ among various stock types, and investments in specific funds may present unique risks -- and benefits -- given the nature of their focus. Many of these risks are discussed below and additional information on risks may also be found in the Citizens Funds prospectus.

GROWTH INVESTING RISKS
Growth stocks may be especially volatile, because their prices are largely based on estimates of future earnings.

VALUE INVESTING RISKS
Value stocks may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced.

SMALL- AND MEDIUM-SIZED COMPANY RISKS
Small- and medium-sized companies pose unique investment risks as they may have less seasoned management, limited product lines, financing and market share challenges, and shares that trade with more volatility, less frequently or in smaller volumes.

INDEX-RELATED RISKS
The performance of the Citizens 300 Fund may deviate from that of the Citizens Index due to factors such as fund fees and expenses and the fund's holdings differing from that of the index.

FOREIGN INVESTING RISKS
Foreign markets pose unique investment risks, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

FIXED-INCOME INVESTING RISKS
Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment. There is also the chance that some of the fund's holdings will have their credit ratings down-graded or may default, potentially reducing the fund's income level and share price.

HIGH-YIELD SECURITY RISKS

High-yield securities (so-called "junk bonds") offer the potential for higher returns but present significant volatility and risk of loss of principal and interest.

MONEY MARKET RISKS

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

BENCHMARKS

When evaluating performance of any investment, it is useful to look at both absolute and relative return. In other words, how much did the fund generate or lose for shareholders in the reporting period, and how did that performance compare to the fund's benchmark? Below is a brief description of the benchmarks we use. Please keep in mind that these benchmark indices are unmanaged, meaning you cannot invest directly in them, and their performance does not reflect the impact of fees and expenses that apply to our funds.

The S&P 500 INDEX includes a representative sample of 500 leading companies in the U.S. economy, focused on the large cap segment of the U.S. equity universe.

The S&P 400 MIDCAP INDEX includes a representative sample of 400 leading companies in the U.S. economy, focused on the small -- mid cap segment of the U.S. equity universe.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index covers the large-cap segment of the U.S. equity universe.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index covers the mid cap segment of the U.S. equity universe; it includes the smallest 800 securities in the Russell 1000 Index.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index covers the small cap segment of the U.S. equity universe.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a market capitalization-weighted equity index of over 1,500 stocks traded in 23 world markets.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX is comprised of taxable, investment grade fixed income securities, including government, corporate, mortgage and asset-backed securities.

The BLENDED INDEX is comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index.

The CITIZENS INDEX consists of 300 mostly U.S. companies that meet Citizens Advisers' financial and social criteria. The Citizens 300 Fund seeks to replicate the composition and performance of the Citizens Index.

The DOW JONES INDUSTRIAL AVERAGE (DJIA), comprised of 30 companies, serves as a measure of the U.S. market, covering diverse industries including financial services, technology, retail, entertainment and consumer goods.

CITIZENS 300 FUND

[PHOTO]

     "WE BELIEVE EXPANSION WILL CONTINUE, THOUGH AT DECREASING RATES AS A RESULT OF THE CURRENT ECONOMIC ENVIRONMENT."


PORTFOLIO MANAGER
Sophia Collier

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT STRATEGY
Invests mainly in stocks and other equities of U.S. large capitalization companies

INCEPTION DATE
Standard shares 8.29.03

RISKS
Growth, value and index-related investing (See pages 9 - 11 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW

HOW DID WE DO?
The Citizens 300 Fund returned 5.28% versus the benchmark S&P 500 Index return of 5.77% for the six months ended December 31, 2005. Among the sectors delivering strong returns for the fund were energy, industrials, financials and materials. Relative to the benchmark, the fund's holdings within the consumer discretionary sector had superior price appreciation for the period. The fund also benefited from the strong performance of the fund's energy names. Meanwhile, an underweight of the information technology sector within the fund compared to the benchmark magnified the underperformance of the fund's holdings in the sector. Telecommunication services was the only sector that declined in both the benchmark and the fund for the six month period. The under-represen-tation of industrial material stocks






CITIZENS 300 FUND                                                   12

CITIZENS 300 FUND PERFORMANCE (as of 12.31.05)

                                                 TOTAL RETURN          AVERAGE ANNUAL RETURN
                                  Ticker         6             1              Since
Share class                       symbol       months         year           inception
--------------------------------------------------------------------------------------------
STANDARD SHARES                    CFCDX       5.28%         2.46%             8.01%

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.


in the fund relative to the benchmark, caused in part by fewer companies that meet our social responsibility standards, was a further detraction from fund performance during the period.

Our holdings within the consumer discretionary sector contributed to positive fund performance for the period. Within the consumer discretionary sector of the fund, the returns for both eBay stock and McDonalds' stock contributed significantly to fund performance. eBay's stock returned nearly 30.53% during the six month period, while McDonalds' stock returned over 21.18% during the same period. Within the energy sector of the fund, Burlington Resources' stock returned 54.20% over the six months with the help of a takeover bid from ConocoPhillips, while shares of Valero returned nearly 29.98% for the same period.

Within the underperforming sector of information technology, a stellar performance by Apple Computer, whose stock price nearly doubled during the period, was not sufficient to offset the performance of the stocks of tech bellwethers Dell, Cisco, Intel, and Oracle; each of which experienced declines during the last six months of the year.

The fund and the underlying Citizens Index saw several minor changes to a number of their holdings during the last six months of the calendar year, reflecting the mergers and acquisitions environment and other corporate restructurings. Sprint completed its acquisition of Nextel, Procter &

                                       13                      CITIZENS 300 FUND

Gamble completed its acquisition of Gillette and SBC became AT&T as the merger of the two telecom companies was finalized. Additionally, Ameriprise Financial was created with American Express' spin off of its financial planning business, and Fidelity National Financial partially spun off its title insurance business, Fidelity National Title Group.

OUTLOOK
We believe earnings growth will remain positive, but increasing costs of energy and capital will dampen the acceleration of growth. We believe expansion will continue, though at decreasing rates as a result of the current economic environment.

CITIZENS 300 FUND                        14

CITIZENS CORE GROWTH FUND

CORE GROWTH

[PHOTO]

"EXPRESS SCRIPTS, INC. WAS ONE OF THE TOP PERFORMING STOCKS IN THE PORTFOLIO FOR THE SIX MONTHS ENDED DECEMBER 31, 2005. THE STOCK RETURNED 51.79% DURING THE PERIOD."


PORTFOLIO MANAGER
Jonathan White, CFA

INVESTMENT GOAL
Long term capital appreciation

INVESTMENT STRATEGY
Invests mainly in stocks of U.S.
large capitalization companies

INCEPTION DATES
Standard shares         3.03.95
Institutional shares    1.25.96
Administrative shares   2.04.00

RISKS

Growth investing (See pages 9 - 11 for important fund risk and benchmark disclosure)

[CORE GROWTH]
PORTFOLIO REVIEW

HOW DID WE DO?
For the six month period ended December 31, 2005, the Core Growth Fund standard shares returned 7.96% as compared with a 5.77% total return for the S&P 500 Index and a 7.11% total return for the Russell 1000 Growth Index.

The fund maintained a healthy 10% position in energy stocks during the six month period -- modestly overweight compared with the S&P 500 Index and significantly overweight when compared to the Russell 1000 Growth Index for the same period. While those staples did very well for us in the third quarter of the calendar year, immediately following the aftermath from hurricanes Katrina and Rita, oil prices fell sharply and the energy stocks we held in the portfolio suffered accordingly. However, some energy stocks did recover somewhat during the last two months of the period.



                                       15              CITIZENS CORE GROWTH FUND

CITIZENS CORE GROWTH FUND PERFORMANCE (as of 12.31.05)

                                                TOTAL RETURN            AVERAGE ANNUAL RETURN
                         Ticker              6           1             5         10       Since
Share class              symbol            months       year         years     years    inception
----------------------------------------------------------------------------------------------------
STANDARD SHARES          WAIDX             7.96%        9.63%       -2.93%      7.52%       9.07%
INSTITUTIONAL SHARES     WINIX             8.33%       10.41%       -2.25%        NA        8.42%
ADMINISTRATIVE SHARES    CGADX             8.18%       10.09%       -2.54%        NA       -5.48%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.


Express Scripts, Inc. was one of the top performing stocks in the portfolio for the six months ended December 31, 2005. The stock returned 51.79% during the period. The company provides pharmacy benefit management services that make it more efficient to deliver prescription medicines to consumers. We like the company because their business is providing part of the solution to improved healthcare delivery; it is well managed, and has a record of beating earnings estimates. The company also administers the Express Scripts Foundation that sponsors programs and organizations that promote health issues among teens and families.

Another positive contributor to performance this period was Burlington Resources, Inc. The company explores and produces oil and natural gas. The stock was very strong in the third quarter of 2005 as investors weighed the implications of increasingly tight energy supplies. In addition, when measured against other companies in the same industry on issues such as environment, human rights and safety, Burlington Resources did very well in comparison to its peers. The strong performance continued into the fourth quarter, helped by a takeover bid from ConocoPhillips.

The worst performing holding for the fund for the last six months of 2005 was Pulte Homes, which we sold during the month of October of 2005, as the housing market showed signs of slowing in the face of rising interest rates and an over-extended consumer. We made modest changes in sector weightings in the portfolio, reducing healthcare to slightly over 10% of the

CITIZENS CORE GROWTH FUND              16
portfolio by the end of the period. We also reduced our holdings within the consumer staples and discretionary sectors, including retail stocks, and did take some profits in energy stocks, trimming positions in Apache and Murphy Oil. We added State Street Corp. and Progressive Corporation in the financial sector, raising the overall percentage of financial stocks in the fund to approximately 19% by the end of the period. State Street Corp. added to our exposure in capital markets through investment management and support services while Progressive Corporation has a strong record in property casualty insurance.

OUTLOOK
Entering 2006, we take a cautious view of the market without being defensive. That means keeping a careful eye on the size of the positions in our portfolio, sticking with what we believe to be better quality companies and remaining well diversified across industry sectors. We will target the fund's sector weightings to track more closely to the S&P 500 Index rather than the more aggressive Russell 1000 Growth Index. We expect to maintain between 60 and 65 names in the fund, in our opinion enough to be diversified while enabling us to keep a close eye on what we own.

                                       17              CITIZENS CORE GROWTH FUND

CITIZENS EMERGING GROWTH FUND

[PHOTO]

     "... NO MATTER WHAT THE OVERALL MARKET IS DOING, GENERALLY THERE ARE COMPANIES WHOSE STOCKS ARE PERFORMING WELL, AND OUR INVESTMENT SELECTION PROCESS WILL CONTINUE TO SEEK TO UNCOVER THE POTENTIAL LEADERS."


CO-PORTFOLIO MANAGERS
J. Michael Gallipo, CFA
Jonathan White, CFA

INVESTMENT GOAL
Aggressive growth

INVESTMENT STRATEGY
Invests mainly in stocks young, growing, medium capitalization companies

INCEPTION DATES
Standard shares                    2.08.94
Institutional shares               11.01.99
Administrative shares              2.04.00

RISKS
Growth investing; small- and medium-sized company risks (See pages 9 - 11 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW

HOW DID WE DO?
The fund's standard shares returned 10.28% for the last six months of the calendar year ended December 31, 2005. This return was comfortably ahead of the S&P MidCap 400 Index of return of 8.39%, and slightly ahead of the Russell Midcap Growth Index return of 10.22% for the same period.

Fund performance for the six month period benefited from our overweight position in stocks within the financial sector, as these stocks rallied during the last quarter of the 2005 calendar year. The outperformance validated our strategy of picking financial stocks that would be influenced by actions of the Federal Reserve. Our stock selection within the information technology sector was a significant contributor to positive fund performance, although the sector was fairly neutral when compared to the

CITIZENS EMERGING GROWTH FUND           18

CITIZENS EMERGING GROWTH FUND PERFORMANCE (as of 12.31.05)

                                            TOTAL RETURN              AVERAGE ANNUAL RETURN
                         Ticker             6           1            5         10         Since
Share class              symbol           months       year        years      years      inception
----------------------------------------------------------------------------------------------------
STANDARD SHARES          WAEGX            10.28%       12.19%       -5.25%      9.33%      11.57%
INSTITUTIONAL SHARES     CEGIX            10.74%       12.98%       -4.63%        NA       -0.21%
ADMINISTRATIVE SHARES    CGRDX            10.58%       12.70%       -4.92%        NA       -5.14%

[EMERGING GROWTH]

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

benchmark for the last six months of the calendar year. Within the information technology sector, Apple Computer, Inc. was a large contributor to positive performance. The company's iPod brand dominance among the portable music players continues, with no real competition to date. On the corporate responsibility forefront, Apple has gone beyond the required environmental regulations, banning a more inclusive list of toxic chemicals from use in its products. Apple also introduced new recycling efforts, such as inviting consumers to bring old iPod units to Apple stores for disposal, in exchange for a 10% discount off a new iPod. The company has very progressive employee benefits, and received a perfect score on the Human Rights Campaigns Corporate Equality Index for 2005. These attributes are aligned with the criteria Citizens looks for when assessing a company for investment -- traditional fundamental analysis and in-depth assessment of select social and environmental factors.

The fund's performance for the six month period also benefited from our stock selection of Intuitive Surgical, a healthcare company that specializes in remote surgical technology. This company is a great example of what we look for when considering investments for the fund. The company is a profitable emerging company, in our opinion, with well above average growth and a practical product line. The robotic surgical devices produced by the company are used to reduce trauma to surgical patients and can speed post-surgery recovery time. Competitors that produce similar technology simply do not exist, and we believe the company will continue to do well.

                                       19          CITIZENS EMERGING GROWTH FUND

Stocks that detracted from fund performance included Cooper Cos. The company is a maker of contact lenses and surgical products, and cut its earnings forecast in the fourth quarter of 2005, due to a loss in market share for disposable lenses. In our opinion, additional downward pressure was placed on the stock price as a result of a recent acquisition. As a result, we sold off the position in Coopers Cos. Another detractor from performance was the stock of Toll Bros. We sold off the position after the construction company guided down company earnings growth rates for 2006. This information, coupled with our concerns of a possible slow down in the real estate market, led us to the decision to remove the holding from the fund.

OUTLOOK
Our outlook for 2006 is fairly cautious. However, no matter what the overall market is doing, generally there are companies whose stocks are performing well, and our investment selection process will continue to seek to uncover the potential leaders. We believe the mid cap market is a great place to find more nimble companies that we believe demonstrate a high level of environmental and social responsibility, and in our opinion, have the potential for strong financial results.

CITIZENS EMERGING GROWTH FUND             20

CITIZENS SMALL CAP CORE GROWTH FUND

[PHOTO]

     "IN THE SMALL CAP MARKET IN PARTICULAR, WE BELIEVE THERE ARE MANY QUALITY COMPANIES THAT ARE IN DEFENSIBLE NICHES AND, IN OUR OPINION, OFFER GROWTH OPPORTUNITIES."

CO-PORTFOLIO MANAGERS
John White, CFA
J. Michael Gallipo, CFA
Sophia Collier

INVESTMENT GOAL
Capital appreciation

INVESTMENT STRATEGY
Invests mainly in stocks of small capitalization U.S. companies

INCEPTION DATE
Standard shares         12.28.99

RISKS
Growth risks; small- and medium-sized company risks (See pages 9 - 11 for important fund risk and benchmark disclosure)

[SMALL CAP CORE GROWTH]

PORTFOLIO REVIEW

HOW DID WE DO?
For the six months ended December 31, 2005 the fund lagged its benchmark returning 6.09% as compared with 8.02% for the Russell 2000 Growth Index. However for the twelve months ended December 31, 2005, the fund was a stand out winner returning 8.16% versus 4.15% for the Russell 2000 Growth Index. Energy was the top performing sector for the fund, and contributed the most to fund performance for the last six months of the calendar year. The fund was underweight holdings within the financial sector compared to the benchmark for the six month period. However, the stocks we chose within the financial sector provided a much higher return than those within the benchmark.

Our largest contributor to fund performance for the period was RPC,


                                21          CITIZENS SMALL CAP CORE GROWTH FUND

CITIZENS SMALL CAP CORE GROWTH FUND PERFORMANCE (as of 12.31.05)

                                            TOTAL RETURN            AVERAGE ANNUAL RETURN
                                Ticker      6           1         3           5         Since
Share class                     symbol    months       year     years       years     inception
----------------------------------------------------------------------------------------------------

STANDARD SHARES                  CSCSX     6.09%       8.16%      17.13%    5.45%       3.42%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

Inc., an oil field service company. RPC, Inc.'s stock returned 133.20% for the period. Despite the inherent risks of significant safety and environment liabilities, the company has successfully managed these risks with no record of significant environmental or safety violations to date. We believe high-energy prices may continue and RPC, Inc. may benefit from increased capital spending. Quality Systems, Inc. was another top contributor to the fund's performance for the six-month period. The company provides software for physicians' offices to help streamline the storage and retrieval of medical records. Quality Systems, Inc. is one of the many healthcare companies providing solutions for a challenged industry. Their stock returned 61.90% for the six months ended December 31, 2005.

While the healthcare sector contributed to positive performance for the benchmark for the six month period, our holdings within the healthcare sector of the fund detracted from fund performance. Three out of the four stocks that detracted the most from fund performance were healthcare stocks, including the worst performing stock, Amerigroup, and we exited these three positions by the end of the 2005 calendar year. Amerigroup provides managed care services to Medicaid members. The firm aims to provide lower cost health services and depends on negotiated payments from individual states. Their stock price dropped 54.40% when the company missed earnings projections stemming from higher costs to provide services in a few states. This was the second quarter of missed

CITIZENS SMALL CAP CORE GROWTH FUND      22
earnings projections and we sold off the entire position during the third quarter of the calendar year.

OUTLOOK
We remain cautious on the small cap market. However, in our view, businesses are in good shape having adopted more prudent growth practices in the most recent years. In the small cap market in particular, we believe there are many quality companies that are in defensible niches and, in our opinion, offer growth opportunities. We plan to remain modestly overweight in the energy and industrial sectors relative to the Russell 2000 Growth Index. We also plan to remain diversified across all of the sectors and avoid significant sector bets.

                                    23       CITIZENS SMALL CAP CORE GROWTH FUND

CITIZENS VALUE FUND

[PHOTO]

     "WHILE IT IS DIFFICULT TO FORECAST ANY OF THE MARKETS FOR ANY GIVEN PERIOD, WE SEEK TO IDENTIFY THE AREAS WITHIN THE MARKETS THAT ARE GROWING AND WHERE THERE ARE STILL ATTRACTIVE VALUES AND POSITION OUR PORTFOLIO ACCORDINGLY."

PORTFOLIO MANAGER
Sophia Collier

INVESTMENT GOAL
Long-term capital appreciation

INVESTMENT STRATEGY
Invests mainly in stocks and other equities of U.S. large capitalization companies

INCEPTION DATE
Standard shares 6.13.96

RISKS
Value risks (See pages 9 - 11 for important fund risk and benchmark disclosure)


PORTFOLIO REVIEW

HOW DID WE DO?
Citizens Value Fund had a total return of 4.48% for the six months ended December 31, 2005 versus a 5.77% gain for the benchmark S&P 500 Index for the same period. While the fund lagged the benchmark for the period, it outperformed the benchmark with a strong overall gain of 7.93% versus the S&P 500 Index total return of 4.91% for the full twelve months ended December 31, 2005.

Some of the fund's big winners in the six months were transportation stocks led by FedEx and Norfolk Southern. Our success with FedEx is a good example of what we are seeking to do with the fund. The stock of FedEx returned 27.46% in the six months ended December 31, 2005, yet it still trades at an attractive discount relative to industry peer, United Parcel Service.

CITIZENS VALUE FUND                   24

CITIZENS VALUE FUND PERFORMANCE (as of 12.31.05)

                                             TOTAL RETURN            AVERAGE ANNUAL RETURN
                                Ticker       6          1           3           5         Since
Share class                     symbol     months      year       years       years     inception
----------------------------------------------------------------------------------------------------
STANDARD SHARES                  MYPVX     4.48%       7.93%      17.09%       1.61%        7.94%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares. For the periods prior to September 24, 2001, performance includes that of the fund's predecessor, the Meyers Pride Value Fund.

[VALUE]

Like FedEx, UPS is a growing company with world-wide opportunity. But FedEx has been growing more rapidly. We believe the stock of FedEx will benefit as the company grows its profits, but we think the stock will also profit from a gradual increase of its valuation relative to UPS. FedEx has also been working to reduce its environmental impact. With a worldwide fleet of vans, planes and other vehicles, FedEx consumes a lot of energy. The company is installing solar electric systems, such as at its hub at Oakland International Airport. The company has also worked with Environmental Defense, an environmental non-profit organization, to develop a diesel-electric hybrid delivery van, which emits 90% less particulate matter and consumes 57% less fuel per mile than its existing vans.

Another company that is typical of our relative value strategy is our largest holding, healthcare provider WellPoint, Inc. WellPoint, Inc. provides health benefits to some 34 million members nationwide. The stock was one of our top five contributors to fund performance, returning approximately 14% for the last six months of the calendar year. The company also communicates the relevance and importance of diversity to its employees by integrating diversity awareness into associate and management training. In January of 2005, the National Association for Female Executives named WellPoint, Inc. to its list of "Top 30 Companies for Female Executives" for the second year in a row. WellPoint, Inc. is growing strongly as a result of its acquisition strategy and we believe the company may do well under the new federal drug benefit plan.


                                     25                    CITIZENS VALUE FUND

In the last quarter of the calendar year, the fund underperformed the S&P 500 Index due in part to ConocoPhillips, one of the fund's largest positions. ConocoPhillips' stock price declined when it announced its plans to acquire natural gas producer Burlington Resources. While we were disheartened by the immediate market reaction, in our view the acquisition did make sense so we used the price decline to add to our ConocoPhillips position. We still believe that ConocoPhillips remains one of the most attractively valued energy companies within our socially approved universe and we believe the holding will benefit the fund in 2006.

In relative terms, the fund's underperformance was the result of what we did not hold as much as what we did hold. During the last six months of the calendar year a number of higher priced "growth" companies like Apple Computer and Starbucks had strong gains. As a fund with a value strategy, we did not hold these growth oriented stocks. We also did not hold some large members of the S&P 500 Index such as Wal-Mart and General Electric. These socially rejected companies underperformed for most of the year, yet rallied modestly in the last three months of the year. This contributed to the fund's outperformance for the year, but also to the relative underperformance in the last six months of the year.

OUTLOOK
While it is difficult to forecast any of the markets for any given period, we seek to identify the areas within the markets that are growing and where there are still attractive values and position our fund accordingly. For instance, we have brought our high technology weight up to an equal weight position with the benchmark anticipating continued strength in this sector. As always, we will focus on the names that show the best relative value and where we believe there is a catalyst for share price appreciation.





CITIZENS VALUE FUND                      26

CITIZENS GLOBAL EQUITY FUND

[PHOTO]

PORTFOLIO MANAGER
The fund is managed by a team of portfolio managers at McLean Budden Limited

INVESTMENT GOAL
Capital appreciation

INVESTMENT STRATEGY
Invests in promising companies throughout the world

INCEPTION DATES
Standard shares  2.08.94
Institutional shares 11.01.99
Administrative shares 2.04.00

RISKS
Growth and foreign investing (See pages 9 - 11 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW HOW DID WE DO?
Despite posting a good nominal return, the fund's standard shares underperformed the benchmark during the last six months of the calendar year ended December 31, 2005 returning 8.95% versus the benchmark MSCI World Index return of 10.25%. After a relatively flat first half of the calendar year 2005, world markets came alive to finish the year on a very positive note. The advance was broad based with the exception of the telecommunication services sector. The material, industrial and financial sectors led the increase for the global markets as gold and copper reached 20-year highs and in general, most precious and base metals rose during the last half of the calendar year. Although up strongly at the start of the 2005 calendar year, the energy sector came off its highs during the third quarter. We believe the decline in the energy sector was the result of unseasonably warm weather acting as a catalyst for the long-awaited decrease in demand.

[GLOBAL EQUITY]

Japan came into focus after September's decisive election victory allowed Prime Minister Koizumi to continue his government reform efforts. We believe this helped produce a long awaited recovery in confidence that sent the Japanese market surging, led by the



                                  27                 CITIZENS GLOBAL EQUITY FUND

CITIZENS GLOBAL EQUITY FUND PERFORMANCE (as of 12.31.05)

                                            TOTAL RETURN               AVERAGE ANNUAL RETURN
                         Ticker              6          1            5           10         Since
Share class              symbol            months      year        years        years     inception
---------------------------------------------------------------------------------------------------
STANDARD SHARES          WAGEX             8.95%       7.73%      -5.46%       6.64%       6.46%
INSTITUTIONAL SHARES     CGEIX             9.33%       8.47%      -4.87%         NA       -2.46%
ADMINISTRATIVE SHARES    CEADX             9.06%       8.06%      -5.19%         NA       -9.06%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

financial sector. It is our opinion the financial sector within Japanese markets may benefit greatly from the government's continuing reform efforts.

Japan's dominant role was attributed to strong performance in the financial, industrial and consumer discretionary sectors. The top performing stocks within the portfolio during the second half of the calendar year were Japanese industrial stock, Komatsu, and Japanese financial stock, Mitsubishi Tokyo UFJ.

For the last six months of the calendar year, the fund's performance benefited from the underweight position in the utilities sector relative to the benchmark as the sector declined toward the end of the period. While positive fund performance in the last six months of the calendar year was driven by strong stock selection in the financial and industrial sectors, these factors were not enough to make up for stock selection that detracted from fund performance within the telecommunication services and consumer discretionary sectors for the same period. The overweight position in the healthcare sector also hurt results for the last six months of the calendar year.

Currently, information technology (IT) is the most heavily weighted sector in the portfolio relative to the benchmark. After several years of low investment, we believe companies will be investing in their technology

CITIZENS GLOBAL EQUITY FUND             28
infrastructures in order to drive internal margin improvements. We believe IT companies will be the net beneficiaries of this spending, and will drive their earnings growth. On a similar theme, as companies try to boost top-line growth, we believe advertising spending will increase, and we added to our holdings in WPP Group plc, a company which operates communications services worldwide. We believe WPP Group plc demonstrates strong fundamentals, and, on the socially responsible side, the company participates in charitable giving to organizations involved in the education of young people -- particularly the disadvantaged.

OUTLOOK
While the Europe, Australia, and Far East Index (EAFE) returned 14.99%, the total return of the S&P 500 Index was 5.77% for the six months ended December 31, 2005; we believe the benefits of global diversification remain apparent. We believe equity market returns for the next twelve months will be somewhat muted as the headwinds of interest rate increases, higher oil prices, and slower earnings growth keep the upside constrained. We expect that larger capitalization stocks will do better than smaller stocks as the market is expected to worry more about valuations and risk levels.



                                  29                CITIZENS GLOBAL EQUITY FUND

CITIZENS BALANCED FUND

[PHOTO]

     "THE FEDERAL OPEN MARKET COMMITTEE ALSO MADE IT CLEAR THAT FUTURE POLICY WILL BE CLOSELY TIED TO ECONOMIC DATA RELEASES. WE CONTINUE TO BELIEVE WE CAN FIND SECURITIES WITHIN THIS ENVIRONMENT THAT WILL BENEFIT THE FUND."

PORTFOLIO MANAGER
Robert Magan, CFA

INVESTMENT GOAL
Current income and capital appreciation

INVESTMENT STRATEGY
Invests in a blend of stocks, bonds and money market securities

INCEPTION DATE
Standard shares 12.20.02

RISKS
Growth and fixed income investing (See pages 9 - 11 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW

HOW DID WE DO?
The Citizens Balanced Fund returned 6.34% for the six month period ended December 31, 2005, comfortably ahead of the benchmark blended index
(consisting of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index) results of 3.44% for the same period. The equity portion of the fund ended the last six months of the 2005 calendar year with a total return of approximately 10%, while the S&P 500 Index returned 5.77% for the same period. When compared to the S&P 500 Index, the outperformance of the equity portion of the fund was primarily driven by stock selection. Stock selection within the information technology sector provided significant contribution to total return of the fund, despite the underweight position of the information technology sector within the fund when compared to


CITIZENS BALANCED FUND                30

CITIZENS BALANCED FUND PERFORMANCE (as of 12.31.05)

                                                  TOTAL RETURN         AVERAGE ANNUAL RETURN
                                  Ticker         6            1                Since
Share class                       symbol       months        year            inception
----------------------------------------------------------------------------------------------------
STANDARD SHARES                    CFBLX       6.34%         8.86%             10.08%

Data presented reflects past performance of the fund, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

the S&P 500 Index. One of the holdings within this sector, Apple Computer, Inc. contributed significantly to positive fund performance, as its stock returned 67.78% for the last six months of the year. As the popularity of the iPod portable music player drove the stock price higher, we took our profits and sold off the position in an effort to reduce our exposure to what we believe may be increased volatility that may be introduced at higher price levels. We will continue to monitor the company closely and evaluate whether it is an appropriate investment for our strategy in the future.

The stock price of Whole Foods Markets, Inc. returned 28.10% for the six months ended December 31, 2005. This return coupled with the significant weighting of the stock in the portfolio, contributed positively to the total return of the equity portion of the fund. Whole Foods is an industry leader in promoting sustainable and environmentally friendly farming and meat production. The grocer provides a "superior shopping experience" to the mundane task of buying groceries. A large selection of organic foods, pleasant smells and food-tasting opportunities for consumers lends to Whole Foods Markets Inc. broad appeal.

[BALANCED]

Certain stocks in the fund within the financial sector performed very well as anticipation of the Fed ending their recent pattern of raising interest rates increased optimism. Although financial stocks in the fund performed very well, the fund's underweight position in the financial sector when compared to the S&P 500 Index detracted from performance when the sector rallied towards the end of the six month period.

                                     31                  CITIZENS BALANCED FUND

For the fixed income market, the Lehman Brothers U.S. Aggregate Index had a -0.08% return for the six months ended December 31, 2005. During the six month period, the yield on the ten year U.S. treasury note increased to over 4.65%, but by the end of the six month period, the yield fell back to 4.35%, which is more favorable to the market value of longer-duration securities. The combination of an active Fed, healthy economic growth and potential inflation, pressured yields higher, which in turn negatively impacted the prices of fixed income investments.

OUTLOOK
We believe that the equity markets may continue to slow as the increases to the cost of doing business continue to accelerate and the recent interest rate increases take hold. The Fed raised rates on January 31, 2006 to 4.50% and also indicated that the Federal Open Market Committee (FOMC) left the door open for more rate hikes. The FOMC also made it clear that future policy will be closely tied to economic data releases. We continue to believe we can find securities within this environment that will benefit the fund.

CITIZENS BALANCED FUND                  32

CITIZENS INCOME FUND

[PHOTO]

PORTFOLIO MANAGER
The fund is managed by a team of portfolio managers at Dwight Asset Management Company

INVESTMENT GOAL
Current income and monthly dividend payment


INVESTMENT STRATEGY
Invests in bonds that are diversified across sectors, including U.S. treasury, mortgages, corporate, and asset-backed securities

INCEPTION DATE
Standard shares      6.10.92

RISKS
Fixed-income investing; high-yield security risks (See pages 9 - 11 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW

On August 29, 2005 Dwight Asset Management Company assumed management for Citizens Income Fund as the new subadviser. Dwight, a Burlington Vermont based investment firm, is a wholly-owned, independently operated subsidiary of Old Mutual plc, a global financial services company with more than $260 billion in assets under management and world-wide operations in asset management, banking and insurance. The firm's depth of experience gives us confidence that we will benefit from their services.

HOW DID WE DO?

From the start of the six month period through August 31, 2005, the fund narrowly outperformed the benchmark Lehman Brothers U.S. Aggregate Index by 2 basis points. For the entire six month period ended December 31, 2005, the fund returned -0.32%, 24 basis points less than the -0.08% return of the Lehman Brothers U.S. Aggregate Index.

[INCOME]

The last six months of the calendar year witnessed noteworthy news events that impacted financial markets. Terrorist bombings in London, the war in Iraq, and the hurricanes that struck the U.S. gulf coast all had a significant impact on consumer confidence and oil prices. In our opinion, despite the



                                        33                  CITIZENS INCOME FUND

CITIZENS INCOME FUND PERFORMANCE (as of 12.31.05)

                                            TOTAL RETURN               AVERAGE ANNUAL RETURN
                                Ticker      6           1            5          10         Since
Share class                     symbol    months       year        years       years     inception
----------------------------------------------------------------------------------------------------
STANDARD SHARES                  WAIMX    -0.32%       0.90%       3.56%       4.50%        5.34%


Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.


immediate volatility caused by these events and the policy uncertainty following the appointment of Ben Bernanke as the next Federal Reserve Chairman, the economy remained quite resilient.

For the last six months of the calendar year, the fund's performance benefited from maintaining a lower duration versus the benchmark as interest rates rose across all maturities. The fund's underweight to "spread" sectors (those sectors of the bond market, such as corporate debt obligations, that traditionally have a higher yield than U.S. treasury obligations) relative to the benchmark, helped returns as most spread sectors underperformed comparable duration treasuries. The fund's exposure to below investment grade corporate debt also helped returns as the sector outperformed both treasuries and other investment grade alternatives, for the period. For fixed income markets, the impact of rising interest rates on market values was enough to offset the income earned during the period. Contributing to the fund's underperformance relative to the benchmark was an underweight to certain asset-backed securities for the period, including home equity and auto loans, as these sectors performed well for the benchmark.

OUTLOOK
Our forecast has been and continues to be that the Fed will raise the fed funds rate to at least 4.75%, and we believe there is a very good chance that they could raise it to 5% before stepping to the sidelines. Our forecast is

CITIZENS INCOME FUND                    34
based on the belief that the economy will continue to grow above its potential rate during the first half of 2006, and in our opinion, core consumer inflation will creep higher. In our view, in this kind of environment it will be difficult for the Fed to stop tightening without jeopardizing its credibility, particularly given the presence of the new Federal Reserve chairman, Ben Bernanke. In the coming months, we will look for opportunities to add exposure in the fund to the asset-backed sector. We will look for opportunities to profit from what we believe will be an environment with increasing interest rate volatility, and by opportunistically changing our exposure to residential mortgages in the first half of 2006.

                                        35                  CITIZENS INCOME FUND

CITIZENS MONEY MARKET FUND

[PHOTO]

     "WE BELIEVE THE FED IS FOCUSED ON INFLATION BEING THE GREATEST CONCERN, AND WE FULLY EXPECT THEM TO CONTINUE RAISING SHORT TERM RATES IN 2006."

PORTFOLIO MANAGER
Robert Magan, CFA

INVESTMENT GOAL
Current income consistent with safety and liquidity

INVESTMENT STRATEGY
Invests exclusively in money market instruments

INCEPTION DATES
Standard shares           8.30.83
Institutional shares      2.01.96

RISKS
Money market investing (See pages 9 - 11 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW

HOW DID WE DO?
The 7-day simple yield on the standard shares of Citizens Money Market Fund rose to 3.20% as of December 31, 2005. The fund recorded a total return of 1.36% for the last six months of the year ended December 31, 2005. Generally, we kept the fund's average days to maturity shorter than our peers due to the rising interest rate environment experienced during the period. This strategy allowed us to take advantage of higher rates sooner than if we had owned longer maturities in the fund, and as investments with lower yields matured, we replaced them with securities that offered higher yields. The Federal Open Market Committee (FOMC) continued its measured pace of increasing the fed funds rate during the period. The result was an increase to the target rate of 4.25% at the end of the six

CITIZENS MONEY MARKET FUND              36

CITIZENS MONEY MARKET FUND PERFORMANCE (as of 12.31.05)

                                            TOTAL RETURN              AVERAGE ANNUAL RETURN
                                 Ticker     6           1           5            10         Since
Share class                      symbol   months       year       years        years      inception
----------------------------------------------------------------------------------------------------
STANDARD SHARES                  WKAXX     1.36%       2.21%       1.46%        2.98%         NA
INSTITUTIONAL SHARES             WAIXX     1.53%       2.57%       1.74%          NA        3.39%


Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.


month period. In the FOMC published policy statement that accompanied the 25-basis point increase in the fed funds rate on December 13, 2005, the Fed acknowledged that "economic activity appears solid." Keeping pace with the increasing fed rates were yields on commercial paper and certificates of deposit.

OUTLOOK
The Fed raised rates when they met on January 31, 2006 and in our view, has left the door open for more rate hikes. Once the Fed signals they have made their last rate increase for this cycle, we will begin to extend our maturity. The FOMC also made it clear that future policy will be closely tied to economic data releases. We believe the Fed is focused on inflation being the greatest concern, and we fully expect them to continue raising short term rates in 2006. We will be monitoring future data releases that indicate the direction and pace of inflation very closely.

                                                                  [MONEY MARKET]
                                        37            CITIZENS MONEY MARKET FUND

PORTFOLIO COMPOSITION (UNAUDITED)

PORTFOLIO COMPOSITION

                                               PERCENTAGE OF
300 FUND                                        INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         24.2%
Information Technology                             16.3%
Healthcare                                         14.6%
Consumer Discretionary                             12.6%
Consumer Staples                                   10.0%
Energy                                              8.7%
Industrials                                         7.7%
Telecommunication Services                          3.4%
Materials                                           1.4%
Utilities                                           1.1%
------------------------------------------------------------

                                               PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         18.3%
Information Technology                             16.1%
Healthcare                                         13.0%
Consumer Discretionary                             11.2%
Industrials                                        11.1%
Energy                                             10.1%
Consumer Staples                                    6.7%
Cash Equivalents                                    4.6%
Utilities                                           4.3%
Telecommunication Services                          2.9%
Materials                                           1.7%
------------------------------------------------------------

                                               PERCENTAGE OF
EMERGING GROWTH FUND                            INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Information Technology                             22.4%
Consumer Discretionary                             20.6%
Healthcare                                         17.7%
Financials                                         10.9%
Industrials                                         9.8%
Energy                                              9.4%
Consumer Staples                                    2.8%
Materials                                           2.3%
Cash Equivalents                                    2.0%
Telecommunication Services                          1.3%
Utilities                                           0.8%
------------------------------------------------------------

SMALL CAP                                      PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Information Technology                             21.4%
Industrials                                        18.4%
Consumer Discretionary                             14.0%
Healthcare                                         12.3%
Energy                                             10.9%
Financials                                          9.5%
Cash Equivalents                                    6.3%
Materials                                           5.3%
Consumer Staples                                    1.9%
------------------------------------------------------------

                                               PERCENTAGE OF
VALUE FUND                                      INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         21.1%
Information Technology                             14.6%
Healthcare                                         13.2%
Industrials                                        11.4%
Energy                                             10.7%
Consumer Discretionary                              8.5%
Consumer Staples                                    8.0%
Materials                                           3.9%
Utilities                                           3.6%
Cash Equivalents                                    2.9%
Telecommunication Services                          2.1%
------------------------------------------------------------

                                               PERCENTAGE OF
GLOBAL EQUITY FUND                              INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         21.6%
Information Technology                             16.3%
Healthcare                                         12.1%
Consumer Discretionary                             11.8%
Industrials                                        11.6%
Energy                                              9.0%
Consumer Staples                                    8.2%
Materials                                           3.9%
Telecommunication Services                          3.4%
Cash Equivalents                                    2.1%
------------------------------------------------------------

SEE FINANCIAL NOTES

                                                               DECEMBER 31, 2005

                                               PERCENTAGE OF
BALANCED FUND                                   INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Equity
  Financials                                       12.4%
  Healthcare                                        9.6%
  Information Technology                            9.4%
  Industrials                                       6.9%
  Consumer Discretionary                            6.7%
  Energy                                            6.6%
  Consumer Staples                                  5.0%
  Utilities                                         2.1%
  Telecommunication Services                        1.7%
  Materials                                         1.2%
------------------------------------------------------------
Fixed Income
  U.S. Government Agency Obligations               16.0%
  Corporate Bonds                                  11.2%
  U.S. Government Obligations                       4.6%
  Collateralized Mortgage Obligations               0.3%
  Foreign Government Bonds                          0.2%
------------------------------------------------------------
Cash Equivalents                                    6.1%
------------------------------------------------------------

                                               PERCENTAGE OF
INCOME FUND                                     INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Cash Equivalents                                   27.4%
U.S. Government Agency Obligations                 26.3%
U.S. Government Obligations                        24.5%
Corporate Bonds                                    11.5%
Collateralized Mortgage Obligations                 9.5%
Foreign Government Bonds                            0.8%
------------------------------------------------------------

                                               PERCENTAGE OF
MONEY MARKET FUND                               INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Commercial Paper                                   78.0%
Certificates of Deposit                            10.9%
U.S. Government Agency Obligations                  7.0%
Municipal Notes                                     4.1%
------------------------------------------------------------

All portfolio compositions subject to change.

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 99.7%
Air Freight - 1.6%
FedEx Corp.                                        200               21
United Parcel Service, Class B                     665               50
                                                                  -----

                                                                     71
Airlines - 0.2%
jetBlue Airways Corp. (a)                          150                2
Southwest Airlines Co.                             530                9
                                                                  -----

                                                                     11
Apparel Manufacturers - 0.3%
Columbia Sportswear Co. (a)                        100                5
Jones Apparel Group, Inc.                          200                5
Liz Claiborne, Inc.                                100                4
                                                                  -----

                                                                     14
Auto Manufacturing - 0.2%
PACCAR, Inc.                                       100                7

Banks - 4.5%
Bank of America Corp.                            2,500              115
Bank of New York Co., Inc.                         500               16
BB&T Corp.                                         300               13
Fifth Third Bancorp                                400               15
First Horizon National Corp.                       100                4
National City Corp.                                400               13
North Fork Bancorporation, Inc.                    300                8
Suntrust Banks, Inc.                               300               22
                                                                  -----

                                                                    206
Biotechnology - 1.1%
Applera Corp.                                      200                5
Biogen Idec, Inc. (a)                              200                9
Chiron Corp. (a)                                   100                4
Forest Laboratories, Inc. (a)                      200                8
Genzyme Corp. (a)                                  200               15
MedImmune, Inc. (a)                                200                7
                                                                  -----

                                                                     48
Broadcasting - 0.2%
Radio One, Inc., Class D (a)                       200                2
Univision Communications, Inc. (a)                 250                7
                                                                  -----

                                                                      9

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Chemicals - 2.0%
Air Products & Chemicals, Inc.                     200               12
Amgen, Inc. (a)                                    800               63
Engelhard Corp.                                    100                3
International Flavors & Fragrances, Inc.           100                3
Praxair, Inc.                                      200               11
                                                                  -----

                                                                     92
Computers - 9.1%
Apple Computer, Inc. (a)                           540               39
Citrix Systems, Inc. (a)                           125                4
Corning, Inc. (a)                                  880               17
Dell, Inc. (a)                                   1,500               45
EMC Corp. (a)                                    1,500               20
Intel Corp.                                      3,855               97
International Business Machines Corp.              950               79
Intuit, Inc. (a)                                   100                5
Lexmark International, Inc. (a)                     50                2
National Instruments Corp.                         100                3
Network Appliance, Inc. (a)                        200                5
Novell, Inc. (a)                                   200                2
Oracle Corp. (a)                                 3,240               40
Pixar, Inc. (a)                                    100                5
Symantec Corp. (a)                                 750               13
Yahoo!, Inc. (a)                                   900               35
                                                                  -----

                                                                    411
Construction - 0.4%
Centex Corp.                                       100                7
D. R. Horton, Inc.                                 166                6
Lennar Corp.                                       100                6
                                                                  -----

                                                                     19
Consumer Products - 1.1%
Black & Decker Corp.                               100                9
Clorox Co.                                         200               11
Kimberly-Clark Corp.                               300               18
Newell Rubbermaid, Inc.                            200                5
The Stanley Works                                  100                5
                                                                  -----

                                                                     48
Electrical Equipment - 0.6%
American Power Conversion Corp.                    120                3
Emerson Electric Co.                               300               22
Sanmina Corp. (a)                                  300                1
                                                                  -----

                                                                     26
Electronics - 4.6%
Adobe Systems, Inc.                                400               15
Applied Materials, Inc.                          1,000               18
Broadcom Corp., Class A (a)                        200                9
Cisco Systems, Inc. (a)                          3,955               68
Electronic Arts, Inc. (a)                          200               10

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Electronics (continued)
Freescale Semiconductor, Inc., Class B (a)         320                8
JDS Uniphase Corp. (a)                           1,600                4
Juniper Networks, Inc. (a)                         300                7
Linear Technology Corp.                            200                7
Maxim Integrated Products, Inc.                    250                9
NVIDIA Corp. (a)                                   100                4
Rockwell Automation, Inc.                          120                7
SPX Corp.                                          100                5
Texas Instruments, Inc.                          1,000               32
Xilinx, Inc.                                       200                5
                                                                  -----

                                                                    208
Energy & Utilities - 9.8%
AES Corp. (a)                                      400                6
AGL Resources                                      100                3
Allegheny Energy, Inc. (a)                         200                6
Anadarko Petroleum Corp.                           150               14
Apache Corp.                                       200               14
Baker Hughes, Inc.                                 200               12
BJ Services Co.                                    200                7
BP Amoco plc ADR                                 2,225              142
Burlington Resources, Inc.                         300               26
Calpine Corp. (a) (b)                              300               --
ConocoPhillips                                     900               52
Devon Energy Corp.                                 300               19
Diamond Offshore Drilling, Inc.                    100                7
DPL, Inc.                                          100                3
EOG Resources, Inc.                                200               15
Equitable Resources, Inc.                           70                3
Hawaiian Electric Industries, Inc.                 100                3
KeySpan Corp.                                      100                4
Newfield Exploration Co. (a)                       100                5
NiSource, Inc.                                     200                4
Noble Corp.                                        100                7
Noble Energy, Inc.                                 200                8
ONEOK, Inc.                                        100                3
Pepco Holdings, Inc.                               100                2
Pioneer Natural Resources Co.                      100                5
Pogo Producing Co.                                 100                5
Puget Energy, Inc.                                 100                2
Questar Corp.                                      100                8
Rowan Cos., Inc.                                   100                4
Smith International, Inc.                          200                7
The Williams Cos., Inc.                            400                9
UGI Corp.                                          100                2
Valero Energy Corp.                                400               21
Western Gas Resources, Inc.                        100                5
XTO Energy, Inc.                                   200                9
                                                                  -----

                                                                    442
Entertainment - 2.6%
Comcast Corp., Class A (a)                       1,400               36
Time Warner, Inc.                                2,950               51
Viacom, Inc.                                     1,000               33
                                                                  -----

                                                                    120

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Financial - Diversified - 13.2%
AMBAC Financial Group, Inc.                        100                8
American Express Co.                               800               41
Citigroup, Inc.                                  3,200              154
Fannie Mae                                         600               29
Freddie Mac                                        400               26
Legg Mason, Inc.                                   100               12
Lehman Brothers Holdings, Inc.                     200               26
MBNA Corp.                                         800               22
Mellon Financial Corp.                             300               10
Merrill Lynch & Co., Inc.                          600               41
MetLife, Inc.                                      500               25
Moody's Corp.                                      200               12
Northern Trust Corp.                               200               10
SLM Corp.                                          300               17
State Street Corp.                                 200               11
Synovus Financial Corp.                            190                5
Wachovia Corp.                                   1,000               53
Washington Mutual, Inc.                            600               26
Wells Fargo & Co.                                1,060               66
                                                                  -----

                                                                    594
Financial Services - 1.1%
Ameriprise Financial, Inc.                         160                7
Charles Schwab Corp.                               900               13
Golden West Financial Corp.                        200               14
Principal Financial Group                          200                9
T. Rowe Price Group, Inc.                          100                7
                                                                  -----

                                                                     50
Foods - 4.9%
Bunge, Ltd.                                        100                6
Campbell Soup Co.                                  300                9
Coca-Cola Co.                                    1,500               60
General Mills, Inc.                                200               10
H.J. Heinz Co.                                     200                7
Hershey Foods Corp.                                150                8
Kellogg Co.                                        349               15
McCormick & Co., Inc.                              100                3
Pepsi Bottling Group, Inc.                         200                6
PepsiCo, Inc.                                    1,050               62

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Foods (continued)
Sara Lee Corp.                                     550               10
SUPERVALU, Inc.                                    100                3
Sysco Corp.                                        500               16
Wm.Wrigley Jr. Co.                                 130                9
                                                                  -----
                                                                    224
Healthcare - 11.7%
Allergan, Inc.                                     100               11
Baxter International, Inc.                         400               15
Becton, Dickinson & Co.                            200               12
Biomet, Inc.                                       140                5
Boston Scientific Corp. (a)                        500               12
DENTSPLY International, Inc.                       100                5
Eli Lilly & Co.                                    700               40
Express Scripts, Inc. (a)                          100                8
Guidant Corp.                                      200               13
Health Management Associates, Inc., Class A        200                4
Johnson & Johnson, Inc.                          1,900              115
Laboratory Corp. of America Holdings (a)           125                7
Medtronic, Inc.                                    800               46
Mylan Laboratories, Inc.                            50                1
Pfizer, Inc.                                     4,650              109
Quest Diagnostics, Inc.                            100                5
St. Jude Medical, Inc. (a)                         200               10
Stryker Corp.                                      320               14
UnitedHealth Group, Inc.                           800               50
WellPoint, Inc. (a)                                400               32
Zimmer Holdings, Inc. (a)                          200               13
                                                                  -----
                                                                    527
Insurance - 4.5%
American International Group, Inc.               1,665              113
Fidelity National Financial Corp.                  100                4
Fidelity National Title Group, Class A (b)          17               --
Marsh & McLennan Cos., Inc.                        300               10
MBIA, Inc.                                         100                6
The Allstate Corp.                                 400               21
The Hartford Financial Services Group, Inc.        185               16

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
The Progressive Corp.                              100               12
The St. Paul Travelers Cos., Inc.                  470               21
                                                                  -----
                                                                    203
Investment Banking & Brokerage - 0.8%
The Goldman Sachs Group, Inc.                      300               38
Leisure - 0.2%
Harley-Davidson, Inc.                              200               10
Manufacturing - 6.0%
3M Co.                                             500               39
Cintas Corp.                                       135                6
Crane Co.                                          100                4
Dana Corp.                                         100                1
Donaldson Co., Inc.                                100                3
Dover Corp.                                        100                4
Eaton Corp.                                        100                7
Gentex Corp.                                       110                2
Graco, Inc.                                        100                4
Illinois Tool Works, Inc.                          200               18
Ingersoll-Rand Co.                                 200                8
Masco Corp.                                        300                9
Mattel, Inc.                                       370                6
Nucor Corp.                                        100                7
Packaging Corp. of America                         100                2
Pactiv Corp. (a)                                   200                4
Parker Hannifin Corp.                              100                7
Pentair, Inc.                                      100                3
Procter & Gamble Co.                             1,487               85
Smurfit-Stone Container Corp. (a)                  300                4
Sonoco Products Co.                                100                3
Temple-Inland, Inc.                                100                4
Tyco International, Ltd.                         1,310               38
Worthington Industries, Inc.                       100                2
                                                                  -----
                                                                    270
Office Equipment & Supplies - 0.2%
Avery Dennison Corp.                               120                7
Pitney Bowes, Inc.                                 100                4
                                                                  -----
                                                                     11
Personal Care - 0.9%
Alberto-Culver Co.                                 100                5
Avon Products, Inc.                                300                9
Colgate-Palmolive Co.                              360               19
The Estee Lauder Cos., Inc., Class A               200                7
                                                                  -----
                                                                     40

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Pharmaceuticals - 0.4%
Barr Pharmaceuticals, Inc. (a)                     100                6
McKesson Corp.                                     200               11
Watson Pharmaceuticals, Inc. (a)                   100                3
                                                                  -----

                                                                     20
Publishing - 0.4%
Dow Jones & Co., Inc.                              100                4
The McGraw-Hill Cos., Inc.                         200               10
Tribune Co.                                        200                6
                                                                  -----

                                                                     20
Railroads - 0.4%
CSX Corp.                                          100                5
Norfolk Southern Corp.                             300               14
                                                                  -----

                                                                     19
Restaurants - 1.0%
Darden Restaurants, Inc.                           200                8
McDonald's Corp.                                   800               26
Wendy's International, Inc.                        100                6
YUM! Brands, Inc.                                  150                7
                                                                  -----

                                                                     47

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Retail - 7.5%
AutoZone, Inc. (a)                                 100                9
Bed Bath & Beyond, Inc. (a)                        200                7
Best Buy & Co., Inc.                               300               13
Big Lots, Inc. (a)                                 200                2
Chico's FAS, Inc. (a)                              110                5
Coach, Inc. (a)                                    200                7
Costco Wholesale Corp.                             300               15
CVS Corp.                                          610               16
Dollar General Corp.                               200                4
Dollar Tree Stores, Inc. (a)                       100                2
eBay, Inc. (a)                                     800               36
Family Dollar Stores, Inc.                         150                4
Hasbro, Inc.                                       100                2
Home Depot, Inc.                                 1,365               56
Limited Brands, Inc.                               330                7
Lowe's Cos., Inc.                                  500               33
Michaels Stores, Inc.                              200                7
Nordstrom, Inc.                                    200                7
RadioShack Corp.                                   135                3
Staples, Inc.                                      495               11
Target Corp.                                       500               27
The Gap, Inc.                                      568               10
The TJX Cos., Inc.                                 300                7
Tiffany & Co.                                      200                8
Walgreen Co.                                       600               27
Whole Foods Market, Inc.                           200               15
                                                                  -----

                                                                    340
Services - 2.7%
Apollo Group, Inc., Class A (a)                    100                6
ARAMARK Corp.                                      200                6
Career Education Corp. (a)                         100                3
Cendant Corp.                                      600               10
Ecolab, Inc.                                       200                7
Fair Isaac & Co., Inc.                             100                4
Fastenal Co.                                       100                4
First Data Corp.                                   500               21
Fiserv, Inc. (a)                                   200                9
Johnson Controls, Inc.                             100                7
Manpower, Inc.                                     100                5
Monster Worldwide, Inc. (a)                        100                4
Omnicom Group, Inc.                                100                9
Pall Corp.                                         100                3
Paychex, Inc.                                      200                8
Unisys Corp. (a)                                   500                3
Viad Corp.                                          31                1
W.W. Grainger, Inc.                                100                7
Weight Watchers International, Inc. (a)            100                5
                                                                  -----

                                                                    122
Telecommunications - 5.4%
AT&T, Inc.                                       2,480               61
Lucent Technologies, Inc. (a)                    2,300                6
Motorola, Inc.                                   1,500               34
QUALCOMM, Inc.                                   1,050               45
Scientific-Atlanta, Inc.                           100                4

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
300 FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Telecommunications (continued)
Sprint Nextel Corp.                              1,804               42
Verizon Communications, Inc.                     1,750               53
                                                                  -----

                                                                    245
Transportation - 0.1%
Ryder System, Inc.                                 100                4
                                                                  -----

TOTAL COMMON STOCKS                                               4,516
Cost: $3,945

TOTAL INVESTMENTS - 99.7%                                         4,516
Cost: $3,945

Percentages indicated are based on net assets of $4,528.

(a) Non-income producing security.

(b) Value rounded to less than $1.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 95.7%
Air Freight - 1.0%
FedEx Corp.                                      35,000            3,619
Biotechnology - 1.5%
Gilead Sciences, Inc. (a)                       100,000            5,263
Chemicals - 3.1%
Amgen, Inc. (a)                                  60,000            4,732
Praxair, Inc.                                   110,000            5,825
                                                                 -------
                                                                  10,557
Computers - 2.9%
Autodesk, Inc. (a)                              130,000            5,583
Intel Corp.                                     180,000            4,493
                                                                 -------
                                                                  10,076
Construction - 2.0%
Fluor Corp.                                      90,000            6,953
Electrical Equipment - 1.1%
Emerson Electric Co.                             50,000            3,735
Electronics - 6.6%
Agilent Technologies, Inc. (a)                   90,000            2,996
Broadcom Corp., Class A (a)                     100,000            4,715
NVIDIA Corp. (a)                                125,000            4,570
Rockwell Automation, Inc.                        75,000            4,437
Texas Instruments, Inc.                         190,000            6,093
                                                                 -------
                                                                  22,811
Energy & Utilities - 14.6%
Apache Corp.                                     90,000            6,167
BJ Services Co.                                 170,000            6,234
Burlington Resources, Inc.                       80,000            6,896
ConocoPhillips                                   90,000            5,236
Equitable Resources, Inc.                       200,000            7,338
Murphy Oil Corp.                                 90,000            4,859
Questar Corp.                                   100,000            7,571
Silvan Power Co. (a) (b)                         24,000               --
Valero Energy Corp.                             110,000            5,676
Vulcan Power Co., Class A (a) (b)                40,000               --
                                                                 -------
                                                                  49,977
Financial - Diversified - 7.9%
Legg Mason, Inc.                                 67,500            8,079
Moody's Corp.                                   135,000            8,292
SLM Corp.                                        90,000            4,958
State Street Corp.                              110,000            6,098
                                                                 -------
                                                                  27,427

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Financial Services - 2.3%
Franklin Resources, Inc.                         85,000            7,991
Foods - 2.7%
Dean Foods Co. (a)                              125,000            4,708
PepsiCo, Inc.                                    80,000            4,726
                                                                 -------
                                                                   9,434
Healthcare - 10.2%
Allergan, Inc.                                   30,000            3,239
Express Scripts, Inc. (a)                        80,000            6,704
Medtronic, Inc.                                  90,000            5,181
St. Jude Medical, Inc. (a)                      100,000            5,020
UnitedHealth Group, Inc.                        135,000            8,390
WellPoint, Inc. (a)                              80,000            6,383
                                                                 -------
                                                                  34,917
Insurance - 6.2%
AFLAC, Inc.                                     130,000            6,035
The Allstate Corp.                               60,000            3,244
The Chubb Corp.                                  70,000            6,835
The Progressive Corp.                            45,000            5,255
                                                                 -------
                                                                  21,369
Manufacturing - 6.4%
HNI Corp.                                       100,000            5,493
Precision Castparts Corp.                       140,000            7,253
Procter & Gamble Co.                             78,000            4,515
Taiwan Semiconductor Manufacturing Co. Ltd.
 ADR                                            487,498            4,831
                                                                 -------
                                                                  22,092
Publishing - 1.9%
The McGraw-Hill Cos., Inc.                      130,000            6,712
Real Estate - 1.9%
Simon Property Group, Inc.                       85,000            6,514
Retail - 9.9%
Chico's FAS, Inc. (a)                           165,000            7,248
Coach, Inc. (a)                                 150,000            5,001
CVS Corp.                                       120,000            3,170
Nordstrom, Inc.                                 200,000            7,481
Staples, Inc.                                   225,000            5,110
Whole Foods Market, Inc.                         80,000            6,191
                                                                 -------
                                                                  34,201
Services - 7.6%
Accenture Ltd., Class A                         180,000            5,197
Fastenal Co.                                    175,000            6,858

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Services (continued)
Fiserv, Inc. (a)                                 90,000            3,894
Getty Images, Inc. (a)                           80,000            7,141
Paychex, Inc.                                    80,000            3,050
                                                                 -------
                                                                  26,140
Telecommunications - 5.9%
Alltel Corp.                                     85,000            5,363
Comverse Technology, Inc. (a)                   200,000            5,318
Motorola, Inc.                                  225,000            5,083
Sprint Nextel Corp.                             200,000            4,672
                                                                 -------
                                                                  20,436
                                                                 -------
TOTAL COMMON STOCKS                                              330,224
Cost: $264,616

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.6%
Fifth Third Bank, Inc., 3.40%, 01/03/06
(Proceeds at maturity $15,906, collateralized by Federal
 Home Loan Mortgage Corp. security, 4.00%, 06/12/13)
Cost: $15,900                                    15,900           15,900
                                                                 -------
TOTAL INVESTMENTS - 100.3%                                       346,124
Cost: $280,516

-------------------------------------------------------------------------
CORE GROWTH FUND
-------------------------------------------------------------------------
Percentages indicated are based on net assets of $345,151.

(a) Non-income producing security.

(b) On December 31, 2005, the fund owned the following restricted securities constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:
Vulcan Power Co., Class A
Acquisition Date: March 3, 1995
Cost: $300
Value: $0
Silvan Power Co.
Acquisition Date: July 27, 2004
Cost: $0
Value: $0

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 98.8%
Apparel Manufacturers - 1.1%
Gildan Activewear, Inc. (a)                      45,000            1,928
Biotechnology - 4.0%
Fisher Scientific International, Inc. (a)        26,900            1,664
Gilead Sciences, Inc. (a)                        63,200            3,327
Protein Design Labs, Inc. (a)                    70,000            1,989
                                                                 -------
                                                                   6,980
Chemicals - 1.2%
Praxair, Inc.                                    39,650            2,100
Computers - 10.1%
Apple Computer, Inc. (a)                         75,432            5,424
Autodesk, Inc. (a)                               62,500            2,684
Corning, Inc. (a)                               147,360            2,897
Palm, Inc. (a)                                   70,000            2,226
Webex Communications, Inc. (a)                   75,000            1,622
Websense, Inc. (a)                               37,865            2,485
                                                                 -------
                                                                  17,338
Electrical Equipment - 1.1%
WESCO International, Inc. (a)                    45,000            1,923
Electronics - 7.8%
Adobe Systems, Inc.                             119,290            4,408
Broadcom Corp., Class A (a)                      40,000            1,886
Freescale Semiconductor, Inc., Class B (a)       80,000            2,014
Lam Research Corp. (a)                           59,000            2,105
MEMC Electronic Materials, Inc. (a)             139,500            3,093
                                                                 -------
                                                                  13,506
Energy & Utilities - 10.4%
Baker Hughes, Inc.                               43,840            2,665
EOG Resources, Inc.                              46,400            3,405
Murphy Oil Corp.                                 38,600            2,084
Newfield Exploration Co. (a)                     57,484            2,878
ONEOK, Inc.                                      54,200            1,443
Patterson-UTI Energy, Inc.                       85,200            2,807
Transocean, Inc. (a)                             37,700            2,627
                                                                 -------
                                                                  17,909
Financial - Diversified - 3.5%
Legg Mason, Inc.                                 21,000            2,513
Moody's Corp.                                    56,988            3,501
                                                                 -------
                                                                   6,014

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Financial Services - 4.5%
Chicago Mercantile Exchange Holdings, Inc.        9,856            3,622
Golden West Financial Corp.                      27,080            1,787
T. Rowe Price Group, Inc.                        33,055            2,381
                                                                 -------
                                                                   7,790
Food - 1.2%
Flowers Foods, Inc.                              75,000            2,067
Healthcare - 10.8%
C.R. Bard, Inc.                                  34,975            2,306
Coventry Health Care, Inc. (a)                   30,000            1,709
Express Scripts, Inc. (a)                        30,000            2,514
Intuitive Surgical, Inc. (a)                     30,150            3,535
Laboratory Corp. of America Holdings (a)         33,000            1,777
Psychiatric Solutions, Inc. (a)                  35,000            2,056
Respironics, Inc. (a)                            41,000            1,520
Sierra Health Services, Inc. (a)                 40,888            3,269
                                                                 -------
                                                                  18,686
Hotels & Motels - 2.7%
Choice Hotels International, Inc.                61,060            2,550
Starwood Hotels & Resorts Worldwide, Inc.        34,300            2,190
                                                                 -------
                                                                   4,740
Insurance - 1.7%
W. R. Berkley Corp.                              61,525            2,930
Manufacturing - 4.3%
Eagle Materials, Inc.                            15,500            1,897
iRobot Corp. (a)                                 50,000            1,667
Oshkosh Truck Corp.                              58,568            2,611
Roper Industries, Inc.                           32,000            1,264
                                                                 -------
                                                                   7,439
Pharmaceuticals - 2.3%
McKesson Corp.                                   41,000            2,115
Pharmaceutical Product Development, Inc.         30,000            1,859
                                                                 -------
                                                                   3,974
Publishing - 1.0%
John Wiley & Sons, Inc.                          44,400            1,733
Real Estate - 1.4%
CB Richard Ellis Group, Inc., Class A (a)        40,000            2,354

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Restaurants - 1.4%
Sonic Corp. (a)                                  79,615            2,349
Retail - 12.3%
American Eagle Outfitters, Inc.                  56,000            1,287
Bed Bath & Beyond, Inc. (a)                      45,000            1,627
Claire's Stores, Inc.                           101,400            2,963
Coach, Inc. (a)                                  91,650            3,056
Coldwater Creek, Inc. (a)                        45,000            1,374
Michaels Stores, Inc.                            45,000            1,592
Nordstrom, Inc.                                 100,712            3,766
Polo Ralph Lauren                                30,000            1,684
The Men's Wearhouse, Inc. (a)                    44,000            1,295
Whole Foods Market, Inc.                         35,900            2,778
                                                                 -------
                                                                  21,422
Services - 11.6%
CheckFree Corp. (a)                              53,000            2,433
Cognizant Technology Solutions Corp. (a)         68,400            3,444
Corporate Executive Board Co.                    46,549            4,175
Dun & Bradstreet Corp. (a)                       19,200            1,286
Emdeon Corp. (a)                                150,000            1,269
Expeditors International of Washington, Inc.     41,600            2,808
Getty Images, Inc. (a)                           36,235            3,235
SCP Pool Corp.                                   45,000            1,675
                                                                 -------
                                                                  20,325

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Telecommunications - 2.6%
Comverse Technology, Inc. (a)                    85,600            2,276
NII Holdings, Inc. (a)                           50,000            2,184
                                                                 -------
                                                                   4,460
Transportation - 1.8%
Landstar System, Inc.                            74,480            3,109
                                                                 -------
TOTAL COMMON STOCKS                                              171,076
Cost: $127,259

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.0%
Fifth Third Bank, Inc., 3.40%, 01/03/06
(Proceeds at maturity $3,425, collateralized by Federal
 Home Loan Mortgage Corp. security,
 4.00%, 06/12/13)
Cost: $3,424                                      3,424            3,424
                                                                 -------
TOTAL INVESTMENTS - 100.8%                                       174,500
Cost: $130,683

Percentages indicated are based on net assets of $173,182.

(a) Non-income producing security.
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 93.9%
Apparel Manufacturers - 1.8%
Carter's, Inc. (a)                               10,000              589
Banks - 3.4%
PrivateBancorp, Inc.                             15,000              534
SVB Financial Group (a)                          12,000              562
                                                                  ------
                                                                   1,096
Computers - 10.7%
Ansys, Inc. (a)                                  12,000              512
Blue Coat Systems Inc. (a)                       12,500              571
Komag, Inc. (a)                                  10,000              347
Micros Systems, Inc. (a)                         10,000              483
NETGEAR, Inc. (a)                                35,300              679
Progress Software Corp. (a)                      18,000              511
SRA International, Inc., Class A (a)             12,500              382
                                                                  ------
                                                                   3,485
Construction - 1.8%
Beacon Roofing Supply, Inc. (a)                  20,000              575
Educational Services - 1.7%
Bright Horizons Family Solutions, Inc. (a)       15,000              556
Electrical Equipment - 2.0%
Genlyte Group (a)                                12,004              643
Electronics - 5.4%
Diodes, Inc. (a)                                 24,000              745
Sirf Technology Holdings, Inc. (a)               22,000              656
Trimble Navigation Ltd. (a)                      10,000              355
                                                                  ------
                                                                   1,756
Energy & Utilities - 13.6%
Airgas, Inc.                                     15,845              521
Cal Dive International, Inc. (a)                 18,000              646
Core Laboratories N.V. (a)                       15,000              560
Headwaters, Inc. (a)                             10,000              354
Holly Corp.                                      12,000              706
Hydril (a)                                        9,000              563
RPC, Inc.                                        41,100            1,084
                                                                  ------
                                                                   4,434
Food - 0.8%
Flowers Foods, Inc.                              10,000              276

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Healthcare - 13.0%
American Healthways, Inc. (a)                    10,000              453
American Medical Systems Holdings, Inc. (a)      16,000              285
Psychiatric Solutions, Inc. (a)                   8,500              499
Quality Systems, Inc.                             9,000              691
Respironics, Inc. (a)                            16,000              593
Sierra Health Services, Inc. (a)                  9,000              719
Sybron Dental Specialties, Inc. (a)              12,000              478
Ventana Medical Systems, Inc. (a)                12,000              508
                                                                  ------
                                                                   4,226
Hotels & Motels - 1.3%
Choice Hotels International, Inc.                10,000              418
Insurance - 2.6%
Philadelphia Consolidated Holding Corp. (a)       5,500              532
RLI Corp.                                         6,000              299
                                                                  ------
                                                                     831
Investment Banking & Brokerage - 3.6%
Affiliated Managers Group, Inc. (a)               8,000              642
Investment Technology Group, Inc. (a)            15,000              532
                                                                  ------
                                                                   1,174
Manufacturing - 9.6%
Ceradyne, Inc. (a)                               14,000              613
Eagle Materials, Inc.                             4,000              489
Oshkosh Truck Corp.                              11,000              490
Roper Industries, Inc.                           13,520              534
Silgan Holdings, Inc.                            10,000              361
The Manitowoc Co., Inc.                          12,900              649
                                                                  ------
                                                                   3,136
Multimedia - 1.0%
Witness Systems, Inc. (a)                        16,000              315
Personal Care - 2.1%
Playtex Products, Inc. (a)                       25,000              342
Steiner Leisure Ltd. (a)                         10,000              355
                                                                  ------
                                                                     697
Pharmaceuticals - 1.4%
Pharmaceutical Product Development, Inc.          7,500              465

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Retail - 5.1%
Coldwater Creek, Inc. (a)                        20,000              610
Genesco, Inc. (a)                                15,000              582
Marinemax, Inc. (a)                              15,000              474
                                                                  ------
                                                                   1,666
Services - 10.7%
Corporate Executive Board Co.                     7,500              672
Labor Ready, Inc. (a)                            27,000              562
LKQ Corp. (a)                                    15,000              519
Mobile Mini, Inc. (a)                            10,000              474
Ritchie Bros. Auctioneers, Inc.                  10,000              423
SCP Pool Corp.                                   12,500              465
The Advisory Board Co. (a)                        8,000              381
                                                                  ------
                                                                   3,496
Telecommunications - 2.3%
Comtech Telecommunications Corp. (a)             10,000              305
NICE Systems Ltd. ADR (a)                         9,000              434
                                                                  ------
                                                                     739
                                                                  ------
TOTAL COMMON STOCKS                                               30,573
Cost: $24,677

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 6.3%
Fifth Third Bank, Inc., 3.40%, 01/03/06
(Proceeds at maturity $2,058, collateralized by Federal
 Home Loan Mortgage Corp. security, 4.00%, 06/12/13)
Cost: $2,058                                      2,058            2,058
                                                                  ------
TOTAL INVESTMENTS - 100.2%                                        32,631
Cost: $26,735

Percentages indicated are based on net assets of $32,554.

(a) Non-income producing security.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 99.1%
Air Freight - 2.3%
FedEx Corp.                                       7,218              746
Chemicals - 1.1%
Praxair, Inc.                                     6,781              359
Computers - 9.5%
Dell, Inc. (a)                                   14,584              437
Hewlett-Packard Co.                              20,417              586
Intel Corp.                                      18,998              474
International Business Machines Corp.             5,586              459
Microsoft Corp.                                  15,696              410
Oracle Corp. (a)                                 31,204              381
Symantec Corp. (a)                               22,693              397
                                                                  ------
                                                                   3,144
Construction - 1.1%
URS Corp. (a)                                     9,580              360
Consumer Products - 1.0%
Kimberly-Clark Corp.                              5,460              326
Electrical Equipment - 1.5%
Emerson Electric Co.                              6,653              497
Electronics - 5.0%
Cisco Systems, Inc. (a)                          21,951              376
Freescale Semiconductor, Inc., Class B (a)       15,490              390
MEMC Electronic Materials, Inc. (a)              19,289              428
Rockwell Automation, Inc.                         7,611              450
                                                                  ------
                                                                   1,644
Energy & Utilities - 13.7%
AES Corp. (a)                                    28,443              450
Allegheny Energy, Inc. (a)                       12,750              404
Baker Hughes, Inc.                               12,101              735
ConocoPhillips                                   21,316            1,239
Devon Energy Corp.                                8,310              520
Patterson-UTI Energy, Inc.                       13,070              431
Precision Drilling Trust                          8,810              291
UGI Corp.                                        21,945              452
                                                                  ------
                                                                   4,522
Financial - Diversified - 11.8%
Capital One Financial Corp.                       7,651              661
JPMorgan Chase & Co.                             17,332              688

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                    6,317              810
Merrill Lynch & Co., Inc.                         9,196              623
MetLife, Inc.                                    10,741              526
Wachovia Corp.                                   10,878              575
                                                                  ------
                                                                   3,883
Financial Services - 1.9%
Golden West Financial Corp.                       9,235              610
Foods - 5.1%
Bunge, Ltd.                                      10,206              578
Kellogg Co.                                      16,057              694
PepsiCo, Inc.                                     6,936              410
                                                                  ------
                                                                   1,682
Healthcare - 13.5%
Baxter International, Inc.                       15,490              583
Becton, Dickinson & Co.                           7,856              472
Cooper Cos., Inc.                                 3,552              182
Coventry Health Care, Inc. (a)                    5,768              329
Johnson & Johnson, Inc.                          13,500              811
Omnicare, Inc.                                    7,302              418
Pfizer, Inc.                                     20,775              484
WellPoint, Inc. (a)                              14,459            1,154
                                                                  ------
                                                                   4,433
Insurance - 6.3%
American International Group, Inc.               10,602              724
The Allstate Corp.                                6,052              327
The Chubb Corp.                                   4,067              397
The Hartford Financial Services Group, Inc.       6,938              596
                                                                  ------
                                                                   2,044
Manufacturing - 6.6%
3M Co.                                            7,523              583
Eagle Materials, Inc.                             3,724              456
Ingersoll-Rand Co.                               10,040              405
National-Oilwell Varco, Inc. (a)                  6,006              377
Nucor Corp.                                       5,744              383
                                                                  ------
                                                                   2,204
Publishing - 1.4%
The McGraw-Hill Cos., Inc.                        8,779              453
Railroads - 2.4%
Norfolk Southern Corp.                           17,660              792

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Real Estate - 1.7%
General Growth Properties                         5,869              276
Simon Property Group, Inc.                        3,713              284
                                                                  ------
                                                                     560
Restaurants - 1.3%
McDonald's Corp.                                 12,554              423
Retail - 6.8%
CVS Corp.                                        25,478              673
Home Depot, Inc.                                 11,147              451
Nordstrom, Inc.                                  16,892              632
Target Corp.                                      8,817              485
                                                                  ------
                                                                   2,241
Services - 1.3%
Johnson Controls, Inc.                            5,608              409
Telecommunications - 3.8%
Alltel Corp.                                      5,791              365
Motorola, Inc.                                   24,812              561
Sprint Nextel Corp.                              14,189              331
                                                                  ------
                                                                   1,257
                                                                  ------
TOTAL COMMON STOCKS                                               32,589
Cost: $28,390

-------------------------------------------------------------------------
VALUE FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 3.0%
Fifth Third Bank, Inc., 3.40%, 01/03/06
(Proceeds at maturity $972,
 collateralized by Federal Home Loan Mortgage Corp.
 security, 4.00%, 06/12/13)
Cost: $971                                          971              971
                                                                  ------
TOTAL INVESTMENTS - 102.1%                                        33,560
Cost: $29,361

Percentages indicated are based on net assets of $32,866.

(a) Non-income producing security.
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 98.1%
Automobile Manufacturing - 4.5%
Bayerische Motoren Werke AG                      26,000            1,139
Toyota Motor Co. ADR                              8,000              837
Volvo AB ADR                                     36,000            1,695
                                                                  ------
                                                                   3,671
Banks - 6.2%
Bank of New York Co., Inc.                       40,000            1,274
Julius Baer Holding Ltd.                         11,000              780
Royal Bank of Scotland Group plc                 50,301            1,518
UBS AG ADR                                       15,000            1,427
                                                                  ------
                                                                   4,999
Biotechnology - 1.8%
Roche Holding AG                                 10,000            1,502
Broadcasting - 3.4%
Clear Channel Communications, Inc.               37,000            1,164
Viacom, Inc., Class B (a)                        49,000            1,597
                                                                  ------
                                                                   2,761
Computers - 12.1%
Check Point Software Technologies Ltd. (a)       36,000              724
First Data Corp.                                 37,000            1,591
Intel Corp.                                      59,000            1,473
International Business Machines Corp.            10,000              822
Intuit, Inc. (a)                                 17,000              906
Microsoft Corp.                                  85,000            2,222
SAP AG                                            6,500            1,179
Yahoo!, Inc. (a)                                 23,000              901
                                                                  ------
                                                                   9,818
Construction - 1.2%
Fluor Corp.                                      12,500              966
Consumer Products - 1.0%
Kimberly-Clark de Mexico SA de CV ADR            45,000              804
Electronics - 1.4%
Cisco Systems, Inc. (a)                          65,000            1,113
Energy & Utilities - 10.0%
Apache Corp.                                     27,500            1,884
BG Group plc ADR                                 25,800            1,281
BP Amoco plc                                    179,000            1,907

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Gold Fields Ltd. ADR                             46,000              811
Statoil ASA ADR                                  50,000            1,148
Valero Energy Corp.                              20,800            1,073
                                                                  ------
                                                                   8,104
Entertainment - 1.9%
Comcast Corp., Class A (a)                       58,000            1,490
Live Nation (a)                                   4,625               61
                                                                  ------
                                                                   1,551
Financial - Diversified - 13.0%
American Express Co.                             16,000              823
Bank of America Corp.                            19,000              877
Citigroup, Inc.                                  52,000            2,524
Deutsche Boerse AG                               25,000            2,557
Fannie Mae                                       12,000              586
HSBC Holdings plc ADR                            10,000              805
Mitsubishi UFJ Financial Group, Inc.                 32              434
Mitsubishi UFJ Financial Group, Inc. ADR        148,000            2,026
                                                                  ------
                                                                  10,632
Food & Beverages - 3.1%
Nestle SA                                         4,000            1,197
PepsiCo, Inc.                                    22,000            1,299
                                                                  ------
                                                                   2,496
Healthcare - 10.3%
Beckman Coulter, Inc.                            25,000            1,423
Boston Scientific Corp. (a)                      45,000            1,102
Eli Lilly & Co.                                  15,000              849
GlaxoSmithKline plc                              58,000            1,466
Novartis AG ADR                                  33,000            1,732
Pfizer, Inc.                                     76,000            1,771
                                                                  ------
                                                                   8,343
Insurance - 2.4%
American International Group, Inc.               14,000              955
ING Groep NV                                     28,000              971
                                                                  ------
                                                                   1,926
Manufacturing - 9.3%
3M Co.                                           20,000            1,550
Johnson Matthey plc                              33,000              802
Komatsu, Ltd.                                   120,000            1,985
L'Air Liquide ADR                                20,000              788
Rexam plc                                        93,000              813
Tyco International, Ltd.                         56,000            1,616
                                                                  ------
                                                                   7,554

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Office Equipment & Supplies - 3.9%
Avery Dennison Corp.                             29,000            1,602
Canon, Inc. ADR                                  26,000            1,530
                                                                  ------
                                                                   3,132
Personal Care - 4.1%
Colgate-Palmolive Co.                            23,000            1,261
Henkel KGaA ADR                                  10,000              922
The Estee Lauder Cos., Inc., Class A             35,000            1,172
                                                                  ------
                                                                   3,355
Retail - 2.2%
Kohl's Corp. (a)                                 22,000            1,069
PETsMART, Inc.                                   27,000              693
                                                                  ------
                                                                   1,762
Services - 1.9%
WPP Group plc                                   144,000            1,558
Telecommunications - 4.4%
France Telecom SA ADR                            28,000              696
Telefonaktiebolaget LM Ericsson ADR              24,000              826
Verizon Communications, Inc.                     23,000              693
Vodafone Group plc                              630,000            1,359
                                                                  ------
                                                                   3,574
                                                                  ------
TOTAL COMMON STOCKS                                               79,621
Cost: $69,921

SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.1%
Fifth Third Bank, Inc., 3.40%, 01/03/06
(Proceeds at maturity $1,740, collateralized by Federal
 Home Loan
Mortgage Corp. security,
 4.00%, 06/12/13)
Cost: $1,739                                      1,739            1,739
                                                                  ------
TOTAL INVESTMENTS - 100.2%                                        81,360
Cost: $71,660

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
-------------------------------------------------------------------------

Percentages indicated are based on net assets of $81,199.
(a) Non-income producing security.
ADR - American Depositary Receipt

The fund's portfolio holdings as of December 31, 2005, were distributed among the following countries:
                                                   PERCENTAGE OF TOTAL
                                                       INVESTMENTS
                                                -------------------------
                                                        SHORT TERM
                                               EQUITY   & OTHER      TOTAL
                                                -------------------------
Bermuda                                         2.0%                   2.0%
France                                          1.8%                   1.8%
Germany                                         7.1%                   7.1%
Israel                                          0.9%                   0.9%
Japan                                           8.4%                   8.4%
Mexico                                          1.0%                   1.0%
Netherlands                                     1.2%                   1.2%
Norway                                          1.4%                   1.4%
South Africa                                    1.0%                   1.0%
Sweden                                          3.1%                   3.1%
Switzerland                                     8.2%                   8.2%
United Kingdom                                 14.1%                  14.1%
United States                                  47.7%       2.1%       49.8%
                                               ----------------------------
TOTAL                                          97.9%       2.1%      100.0%

--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 61.8%
Banks - 0.5%
People's Bank                                    1,600               50

Biotechnology - 1.3%
Gilead Sciences, Inc. (a)                        2,350              124

Chemicals - 2.3%
Amgen, Inc. (a)                                  1,350              106
Praxair, Inc.                                    2,075              110
                                                                  -----

                                                                    216
Computers - 2.8%
Autodesk, Inc. (a)                               1,750               75
Corning, Inc. (a)                                3,900               77
Intel Corp.                                      3,100               78
Progress Software Corp. (a)                      1,000               28
                                                                  -----

                                                                    258
Electronics - 2.4%
Agilent Technologies, Inc. (a)                   1,800               60
Rockwell Automation, Inc.                        1,350               80
Texas Instruments, Inc.                          2,750               88
                                                                  -----

                                                                    228
Energy & Utilities - 8.9%
Apache Corp.                                     1,300               89
BJ Services Co.                                  3,050              112
Burlington Resources, Inc.                       1,425              123
ConocoPhillips                                   1,600               93
Equitable Resources, Inc.                        2,725              100
Murphy Oil Corp.                                 2,000              108
Questar Corp.                                    1,300               98
Valero Energy Corp.                              2,000              103
                                                                  -----

                                                                    826
Financial - Diversified - 7.0%
Legg Mason, Inc.                                 1,100              132
Merrill Lynch & Co., Inc.                        1,500              102
Moody's Corp.                                    1,725              106
Northern Trust Corp.                             1,600               83
SLM Corp.                                        1,400               77
State Street Corp.                               1,500               83
Wachovia Corp.                                   1,500               79
                                                                  -----

                                                                    662
Financial Services - 1.0%
Franklin Resources, Inc.                         1,000               94


-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Foods - 1.9%
Dean Foods Co. (a)                               2,200               83
PepsiCo, Inc.                                    1,525               90
                                                                  -----

                                                                    173
Healthcare - 7.1%
Allergan, Inc.                                     700               76
Express Scripts, Inc. (a)                        1,450              121
Johnson & Johnson, Inc.                            500               30
Laboratory Corp. of America Holdings (a)         1,525               82
Pfizer, Inc.                                     3,625               85
St. Jude Medical, Inc. (a)                       1,900               95
UnitedHealth Group, Inc.                         1,700              106
WellPoint, Inc. (a)                              1,000               80
                                                                  -----

                                                                    675
Insurance - 3.2%
American International Group, Inc.               1,200               82
The Allstate Corp.                               2,175              118
The Chubb Corp.                                  1,025              100
                                                                  -----

                                                                    300
Manufacturing - 4.4%
HNI Corp.                                        1,600               88
Ingersoll-Rand Co.                               2,050               83
Precision Castparts Corp.                        2,025              105
Procter & Gamble Co.                             1,425               82
Taiwan Semiconductor Manufacturing Co. Ltd.
 ADR                                             6,350               63
                                                                  -----

                                                                    421
Publishing - 1.0%
The McGraw-Hill Cos., Inc.                       1,800               93

Real Estate - 0.7%
Simon Property Group, Inc.                         900               69

Retail - 7.1%
Chico's FAS, Inc. (a)                            2,225               98
Coach, Inc. (a)                                  2,000               67
CVS Corp.                                        3,000               79
Nordstrom, Inc.                                  3,000              112
Polo Ralph Lauren                                1,600               90
Staples, Inc.                                    4,150               94
Whole Foods Market, Inc.                         1,750              135
                                                                  -----

                                                                    675
Services - 5.6%
ARAMARK Corp.                                    2,750               76
Cognizant Technology Solutions Corp. (a)         1,750               88
Corporate Executive Board Co.                      900               81
Fastenal Co.                                     1,750               69
Fiserv, Inc. (a)                                 1,350               58

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Services (continued)
Getty Images, Inc. (a)                             925               83
W.W. Grainger, Inc.                              1,025               73
                                                                  -----

                                                                    528
Telecommunications - 4.6%
Alltel Corp.                                     1,475               93
Comverse Technology, Inc. (a)                    3,025               80
j2 Global Communications, Inc. (a)               1,350               58
Motorola, Inc.                                   3,400               77
Scientific-Atlanta, Inc.                         1,450               62
Sprint Nextel Corp.                              2,825               66
                                                                  -----

                                                                    436
                                                                  -----

TOTAL COMMON STOCKS                                               5,828
Cost: $5,033


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
First Horizon Alternative Mortgage
 Securities,
 5.50%, 03/25/35 (b)                                19               19
 4.77%, 06/25/35 (b)                                13               12
                                                                  -----

Cost: $32                                                            31


CORPORATE BONDS - 11.2%
Banks - 1.1%
Bank of America Corp., 4.38%, 12/01/10              50               49
Capital One Bank, 6.50%, 06/13/13                   50               53
                                                                  -----

                                                                    102

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Chemicals - 0.4%
Amgen, Inc., 6.50%, 12/01/07                        40               41

Computers - 0.2%
Corning, Inc., 6.20%, 03/15/16                      15               15

Construction - 0.2%
KB Home, 5.88%, 01/15/15                            15               14
Pulte Homes, Inc., 6.00%, 02/15/35                  10                9
                                                                  -----

                                                                     23
Energy & Utilities - 0.8%
Atmos Energy, 4.95%, 10/15/14                       15               14
Chesapeake Energy Corp., 6.88%, 01/15/16            20               21
Enterprise Products Partners LP, 4.95%,
 06/01/10                                           20               20
XTO Energy, Inc., 5.30%, 06/30/15                   20               20
                                                                  -----

                                                                     75
Entertainment - 0.3%
Comcast Cable Communications, 8.38%, 05/01/07       25               26

Financial - Diversified - 4.2%
CIT Group, Inc., 5.00%, 02/01/15                    50               49
Citigroup, Inc., 4.52%, 05/18/10                    50               50
Countrywide Financial, 4.25%, 12/19/07              50               49
HSBC Finance Corp., 4.63%, 09/15/10                 50               49
International Lease Finance Corp., 5.80%,
 08/15/07                                           50               50
JPMorgan Chase & Co., 3.13%, 12/11/06               50               49
Liberty Mutual Group, 5.75%, 03/15/14 (c)           10               10
Merrill Lynch, 4.25%, 09/14/07                      50               49
Riddell Bell Holdings, 8.38%, 10/01/12              15               14
SLM Corp., 3.63%, 03/17/08                          35               34
                                                                  -----

                                                                    403
Financial Services - 0.5%
Franklin Resources, Inc., 3.70%, 04/15/08           48               47

Food - 0.5%
Pepsi Bottling Group, Inc., 5.63%,
 02/17/09 (c)                                       50               51


SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Healthcare - 0.5%
Medtronic, Inc., 4.75%, 09/15/15 (c)                50               49

Investment Banking & Brokerage - 0.2%
The Goldman Sachs Group, Inc., 5.00%,
 10/01/14                                           15               15

Manufacturing - 0.1%
American Standard, Inc., 7.38%, 02/01/08             5                5

Real Estate - 0.1%
Brandywine Realty Trust, 5.40%, 11/01/14             5                5

Restaurants - 0.6%
Dominos, Inc., 8.25%, 07/01/11                       7                7
McDonald's Corp., 5.00%, 02/15/15                   50               49
                                                                  -----

                                                                     56
Telecommunications - 1.5%
AT&T, Inc., 5.88%, 02/01/12                         50               52
Directv Holdings, 6.38%, 06/15/15                   30               29
Sprint Nextel Corp.,
 6.00%, 01/15/07                                    50               50
 7.38%, 08/01/15                                    10               11
                                                                  -----

                                                                    142
                                                                  -----

TOTAL CORPORATE BONDS                                             1,055
Cost: $1,066


FOREIGN GOVERNMENT BOND - 0.2%
United Mexican States, 6.75%, 09/27/34              15               16
Cost: $15


U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.0%
Federal Farm Credit Bank - 1.3%
5.83%, 01/14/08                                     25               26
5.43%, 10/24/12                                    100               99
                                                                  -----

                                                                    125
Federal Home Loan Bank - 3.9%
4.28%, 11/05/07                                    100               99
4.50%, 02/15/08                                    100              100

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
4.10%, 06/13/08                                     20               20
3.38%, 07/21/08                                     30               29
5.20%, 05/11/12                                     15               15
6.00%, 12/28/15                                    100              100
                                                                  -----

                                                                    363

Federal Home Loan Mortgage Corporation - 4.2%
3.25%, 11/02/07                                     15               15
3.25%, 02/25/08                                      4                4
4.55%, 01/20/11                                      5                5
4.50%, 01/15/13                                      9                9
5.00%, 10/01/18                                    102              101
5.50%, 10/01/18                                     67               67
5.20%, 03/05/19                                     40               39
5.50%, 08/20/19                                     20               20
6.00%, 12/01/20                                     50               51
5.00%, 06/01/35                                     97               94
                                                                  -----

                                                                    405
Federal National Mortgage Association - 6.6%
3.25%, 01/15/08                                      9                9
5.25%, 01/15/09                                     14               14
6.38%, 06/15/09                                      3                3
4.13%, 05/15/10                                     20               20
5.00%, 08/10/10                                    100               98
6.00%, 05/10/12                                     25               25
4.38%, 09/15/12                                      4                4
5.00%, 04/15/15                                     20               20
5.55%, 08/04/15                                    100               99
5.00%, 10/01/18                                     98               97
5.00%, 09/01/19                                     40               40
6.50%, 07/01/32                                      3                3
6.00%, 11/01/32                                      2                2
5.50%, 03/01/33                                     25               25
4.58%, 12/01/34                                     38               37
4.88%, 01/01/35                                     23               23
4.82%, 08/01/35                                     98               97
                                                                  -----

                                                                    616
                                                                  -----

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          1,509
Cost: $1,526


U.S. TREASURY NOTES - 4.5%
6.50%, 02/15/10                                    100              108
4.00%, 03/15/10                                    100               99
3.88%, 05/15/10                                     35               34
4.75%, 05/15/14                                     10               10
4.00%, 02/15/15                                    100               97
4.13%, 05/15/15                                     30               29
5.38%, 02/15/31                                     50               56
                                                                  -----

Cost: $433                                                          433

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 6.1%
Fifth Third Bank, Inc., 3.40%, 01/03/06
(Proceeds at maturity $581, collateralized by Federal Home
 Loan Mortgage Corp. security, 4.00%, 06/12/13)
Cost: $581                                         581              581
                                                                  -----

TOTAL INVESTMENTS - 100.1%                                        9,453
Cost: $8,686

Percentages indicated are based on net assets of $9,447.

(a) Non-income producing security.

(b) Variable rate security. The rate presented represents the rate in effect at December 31, 2005.

(c) Rule 144A security.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.6%
Crusade Global Trust,
 4.50%, 11/19/37 (a)                                483              484
First Horizon Alternative Mortgage
 Securities,
 4.77%, 06/25/34 (a)                                995              988
First Union National Bank Commercial
 Mortgage,
 6.94%, 10/15/32                                    542              553
 6.42%, 08/15/33                                    300              318
Granite Mortgages plc,
 3.96%, 03/20/25 (a)                                631              631
Greenwich Capital Commercial Funding Corp.,
 4.95%, 01/11/35                                    525              520
 3.92%, 08/10/42                                    429              421
LB-UBS Commercial Mortgage Trust,
 7.95%, 05/15/25                                    525              577
 6.65%, 11/15/27                                    425              454
 6.37%, 12/15/28                                    500              529
MLCC Mortgage Investors, Inc.,
 4.61%, 03/25/30 (a)                                696              696
Puma Finance Limited,
 4.50%, 08/09/35 (a) (b)                            838              839
                                                                  ------
Cost: $7,027                                                       7,010

CORPORATE BONDS - 15.1%
Biotechnology - 0.9%
Genentech, Inc.,
 4.75%, 07/15/15                                    500              487
Broadcasting - 2.1%
Comcast Corp.,
 5.85%, 11/15/15                                    500              506
Grupo Televisa SA,
 6.63%, 03/18/25                                    400              408
Rogers Cable, Inc.,
 5.50%, 03/15/14                                    250              234
                                                                  ------
                                                                   1,148

Construction - 0.4%
KB Home,
 5.88%, 01/15/15                                    250              236

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

Electrical Equipment - 0.5%
Flextronics International, Ltd.,
 6.50%, 05/15/13                                    250              254

Energy & Utilities - 1.3%
Chesapeake Energy Corp.,
 6.88%, 01/15/16                                    250              256
Enterprise Products Partners LP,
 4.95%, 06/01/10                                    480              471
                                                                  ------
                                                                     727

Entertainment - 0.9%
News America, Inc.,
 6.40%, 12/15/35 (b)                                500              504

Financial - Diversified - 1.8%
CIT Group, Inc.,
 5.20%, 11/03/10                                    500              501
Lehman Brothers Holdings,
 5.00%, 01/14/11                                    500              499
                                                                  ------
                                                                   1,000

Insurance - 1.4%
Berkley (WR) Corp.,
 5.60%, 05/15/15                                    300              299
Fidelity National Financial,
 5.25%, 03/15/13                                    250              234
UnumProvident Finance Co.,
 6.85%, 11/15/15 (b)                                250              260
                                                                  ------
                                                                     793

Investment Banking & Brokerage - 0.9%
The Goldman Sachs Group, Inc.,
 5.00%, 10/01/14                                    500              490

Manufacturing - 0.9%
Hutchison Whampoa International, Ltd.,
 6.50%, 02/13/13 (b)                                500              529

Real Estate - 0.9%
Simon Property Group LP,
 5.10%, 06/15/15                                    500              484

Restaurants - 0.5%
Dominos, Inc.,
 8.25%, 07/01/11                                    250              261

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------


Telecommunications - 2.6%
America Movil, S.A. de C.V.,
 5.50%, 03/01/14                                    500              494
AT&T, Inc.,
 4.13%, 09/15/09                                    500              483
Sprint Nextel Corp.,
 7.38%, 08/01/15                                    500              527
                                                                  ------
                                                                   1,504
                                                                  ------

TOTAL CORPORATE BONDS                                              8,417
Cost: $8,359

FOREIGN GOVERNMENT BOND - 1.1%
United Mexican States,
 7.50%, 04/08/33                                    500              592
                                                                  ------
Cost: $569                                                           592

U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.6%
Federal Home Loan Mortgage Corporation - 10.9%
5.50%, 01/01/34 (c) (d)                           6,100            6,043

Federal National Mortgage Association - 23.7%
4.13%, 05/15/10                                     480              469
5.00%, 04/15/15                                     980              995
4.50%, 01/01/19 (c) (d)                           2,700            2,627
5.00%, 01/15/21 (c) (d)                           3,100            3,066
6.50%, 01/01/35 (c) (d)                           1,400            1,436
5.00%, 01/01/36 (c) (d)                           4,800            4,649
                                                                  ------
                                                                  13,242
                                                                  ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          19,285
Cost: $19,272

U.S. TREASURY NOTES - 32.2%
4.25%, 11/30/07                                   4,000            3,988
4.38%, 11/15/08                                   4,000            4,002
4.38%, 12/15/10                                   1,880            1,881
4.00%, 11/15/12                                   3,000            2,935
4.50%, 11/15/15                                   2,961            2,985
5.38%, 02/15/31                                   1,940            2,179
                                                                  ------
Cost: $17,889                                                     17,970

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 36.1%
Fifth Third Bank, Inc., 3.40%, 01/03/06
(Proceeds at maturity $20,193, collateralized
 by Federal Home Loan Mortgage Corp.
 security, 3.45%, 03/12/08) (e)                  20,185           20,185
Cost: $20,185
                                                                  ------
TOTAL INVESTMENTS - 131.7%                                        73,459
Cost: $73,301

Percentages indicated are based on net assets of $55,786.

(a) Variable rate security. The rate presented represents the rate in effect at December 31, 2005.

(b) Rule 144A security.

(c) Security was traded on a "to be announced" basis.

(d) Security was acquired under a mortgage dollar roll transaction.

(e) Security considered collateral for "to be announced" mortgage dollar roll transactions.
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                   DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 10.7%
City National Bank of New Jersey, 3.75%,
 03/14/06 (a)                                      100               100
First Tennessee Bank, 4.18%, 01/26/06            2,500             2,500
HSBC Bank plc, 3.76%, 01/20/06                   4,000             4,000
Self Help Credit Union, 3.95%, 03/13/06 (a)        100               100
Wells Fargo Bank, 4.31%, 01/26/06                  600               600
Wilmington Trust Corp., 4.35%, 02/01/06          1,892             1,892
                                                                  ------

TOTAL CERTIFICATES OF DEPOSIT                                      9,192
Cost: $9,192


COMMERCIAL PAPER - 76.4%
American General Finance Corp.,
 4.34%, 01/05/06                                   556               556
Atlantis One Funding Corp.,
 4.31%, 02/17/06 (b)                             2,163             2,151
 4.44%, 03/20/06 (b)                             2,000             1,981
BMW Finance,
 4.10%, 01/05/06 (b)                             2,500             2,499
 4.36%, 01/09/06 (b)                               303               303
 4.25%, 01/31/06 (b)                             1,400             1,395
Charta Corp.,
 4.19%, 01/23/06 (b)                             1,497             1,493
 4.21%, 01/24/06 (b)                             2,500             2,494
Cooperative Association of Tractor Dealers,
 4.12%, 01/09/06                                 2,000             1,997
 4.33%, 01/09/06                                   150               150
 4.48%, 04/05/06                                 1,500             1,483
 4.50%, 04/13/06                                   110               109
 4.53%, 04/21/06                                   510               503
Countrywide Home Loans,
 4.44%, 03/06/06                                 4,200             4,168
First Data Corp.,
 4.31%, 01/11/06                                   521               520
Fountain Square,
 4.31%, 01/10/06 (b)                             1,538             1,536
 4.34%, 01/17/06 (b)                               500               499
Galaxy Funding, Inc.,
 4.28%, 01/13/06 (b)                             3,900             3,895
 4.26%, 01/24/06 (b)                               250               249

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Harley-Davidson Funding,
 4.23%, 01/25/06 (b)                               700               698
 4.32%, 01/27/06 (b)                             1,135             1,131
 4.27%, 01/30/06 (b)                               400               399
 4.29%, 02/24/06 (b)                             1,500             1,491
ING America Insurance,
 4.11%, 01/12/06                                 2,500             2,497
 4.19%, 01/18/06                                 1,000               998
JPMorgan Chase & Co.,
 4.20%, 01/17/06                                 2,500             2,495
Metlife Funding, Inc.,
 4.32%, 01/23/06 (b)                               400               399
 4.21%, 02/08/06 (b)                             2,766             2,754
 4.29%, 02/21/06 (b)                             1,128             1,121
Mid States Federal Credit Union Corp.,
 4.29%, 01/12/06                                 3,000             2,996
 4.30%, 01/24/06                                 1,214             1,211
New York Times Co.,
 4.20%, 01/06/06                                 2,500             2,499
 4.35%, 02/27/06                                 1,300             1,291

Procter & Gamble,
 4.20%, 01/03/06 (b)                             1,750             1,749
 4.21%, 01/04/06 (b)                             1,066             1,066
Rabobank,
 4.29%, 01/10/06                                   900               899
 4.28%, 01/11/06                                 1,520             1,518
The Stanley Works,
 4.38%, 01/10/06 (b)                             2,517             2,514
UBS Finance Corp.,
 4.41%, 01/10/06                                   106               106
 4.18%, 01/19/06                                 1,010             1,008
 4.19%, 01/26/06                                 1,300             1,296
 4.18%, 01/27/06                                 1,514             1,509
 4.38%, 02/21/06                                   200               199
Verizon Network Funding,
 4.32%, 01/17/06                                   200               200
 4.27%, 01/19/06                                 3,019             3,012
 4.31%, 02/06/06                                   717               714
                                                                  ------

TOTAL COMMERCIAL PAPER                                            65,751
Cost: $65,751


MUNICIPAL NOTES - 4.1%
New York State Housing Finance Agency, 4.38%,
 11/15/29 (c)                                    3,500             3,500
Cost: $3,500


                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS (UNAUDITED)
DECEMBER 31, 2005 ($ X 1,000)

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------


U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.9%
Federal Home Loan Bank - 3.3%
 4.45%, 05/19/06                                 2,873             2,824
Federal Home Loan Mortgage Corporation - 1.4%
 4.36%, 04/04/06                                 1,210             1,197
Federal National Mortgage Association - 2.2%
 4.26%, 03/01/06                                   828               822
 4.34%, 03/08/06                                 1,077             1,069
                                                                  ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                           5,912
                                                                  ------
Cost: $5,912
TOTAL INVESTMENTS - 98.1%                                         84,355
Cost: $84,355

Percentages indicated are based on net assets of $86,015.

(a) Restricted security which may not be publicly sold without registration under the Securities Act of 1933.

(b) Rule 144A security.

(c) Variable rate security. The rate presented represents the rate in effect at December 31, 2005.
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENTS OF ASSETS
AND LIABILITIES (UNAUDITED)

                                                      300       Core Growth    Emerging Growth
                                                      Fund          Fund            Fund
----------------------------------------------------------------------------------------------
ASSETS
Investments, at value                              $4,516,145   $330,223,570    $ 171,075,877
Repurchase agreements                                      --     15,900,072        3,423,830
                                                   -------------------------------------------
Total investments                                   4,516,145    346,123,642      174,499,707
Cash                                                    3,079             --               --
Foreign currency                                           --             --               --
Receivables:
 Interest and dividends                                 2,924        212,478           57,726
 Investments sold                                          --             --               --
 Tax reclaims                                              --             --               --
 Capital shares issued                                    220         79,410           26,645
 Due from investment adviser                            9,577             --               --
Prepaid expenses                                        8,595         43,587           31,641
                                                   -------------------------------------------
Total assets                                        4,540,540    346,459,117      174,615,719
LIABILITIES
Payables:
 Dividends to shareholders                                 --             --               --
 Investments purchased                                     --             --               --
 Capital shares redeemed                                1,142        164,353          664,736
 Investment management fees                             2,236        427,106          423,379
 Administrative fees                                    1,677        128,132           63,507
 Shareholder service fees                                 595        165,863           23,593
 Distribution fees                                      2,795        181,521          105,369
 Other accrued expenses                                 4,252        240,657          153,167
                                                   -------------------------------------------
Total liabilities                                      12,697      1,307,632        1,433,751
----------------------------------------------------------------------------------------------
NET ASSETS                                         $4,527,843   $345,151,485    $ 173,181,968
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NET ASSETS
Standard Shares:
 Net assets                                        $4,527,843   $289,451,009    $ 167,398,676
 Number of shares outstanding                         397,691     13,599,074       10,762,837
 Net asset value, offering and redemption price
   per share                                       $    11.39   $      21.28    $       15.55
Institutional Shares:
 Net assets                                                --   $ 54,030,396    $     767,977
 Number of shares outstanding                              --      3,031,797           47,444
 Net asset value, offering and redemption price
   per share                                               --   $      17.82    $       16.19
Administrative Shares:
 Net assets                                                --   $  1,670,080    $   5,015,315
 Number of shares outstanding                              --         76,542          315,678
 Net asset value, offering and redemption price
   per share                                               --   $      21.82    $       15.89
Net assets consist of:
 Paid-in capital                                   $3,978,770   $337,555,988    $ 316,189,299
 Accumulated (Distributions in excess of) net
   investment income/loss                                 110       (788,305)      (1,133,538)
 Accumulated net realized gains/losses on
   investments and foreign currencies                 (22,571)   (57,224,107)    (185,690,951)
 Net unrealized appreciation/depreciation on
   investments and foreign currencies                 571,534     65,607,909       43,817,158
----------------------------------------------------------------------------------------------
NET ASSETS                                         $4,527,843   $345,151,485    $ 173,181,968
----------------------------------------------------------------------------------------------
Investments, at cost                               $3,944,611   $280,515,733    $ 130,682,549
Foreign currency, at cost                                  --             --               --

SEE FINANCIAL NOTES

                                                         AS OF DECEMBER 31, 2005

    Small Cap Core      Value      Global Equity    Balanced      Income      Money Market
     Growth Fund        Fund           Fund           Fund         Fund           Fund
------------------------------------------------------------------------------------------
     $30,573,047     $32,588,612   $  79,620,952   $8,872,534   $53,274,499   $84,354,735
       2,057,530         971,214       1,739,330      580,544    20,184,879            --
------------------------------------------------------------------------------------------
      32,630,577      33,559,826      81,360,282    9,453,078    73,459,378    84,354,735
              --              --             101           --         5,948     1,783,776
              --              --         101,359           --            --            --
           3,809          29,961          89,831       38,198       319,405       110,041
              --       2,563,069              --       46,986            --            --
              --              --          97,631           --            --            --
           8,910         189,650          15,221       89,727         1,704       274,469
              --              --              --        9,948            --            --
          11,333          10,707          26,803        8,590        12,238        21,220
------------------------------------------------------------------------------------------
      32,654,629      36,353,213      81,691,228    9,646,527    73,798,673    86,544,241
              --              --              --        3,026        10,811         5,737
              --       3,360,350              --      169,046    17,786,531            --
           1,242          15,109         103,924           --        19,292       328,592
          39,681          55,539         206,462       14,473        92,124        77,233
          11,904          11,901          30,969        3,178        21,260        33,100
           3,681           3,385          11,013          734         5,650        10,376
          19,841          19,835          51,098        5,297        35,432            --
          24,200          21,443          89,077        3,784        41,823        74,542
------------------------------------------------------------------------------------------
         100,549       3,487,562         492,543      199,538    18,012,923       529,580
------------------------------------------------------------------------------------------
     $32,554,080     $32,865,651   $  81,198,685   $9,446,989   $55,785,750   $86,014,661
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
     $32,554,080     $32,865,651   $  78,810,967   $9,446,989   $55,785,750   $73,558,419
       2,790,523       2,712,007       4,560,174      751,757     5,683,887    73,657,616
     $     11.67     $     12.12   $       17.28   $    12.57   $      9.81   $      1.00
              --              --   $     840,661           --            --   $12,456,242
              --              --          46,923           --            --    12,461,689
              --              --   $       17.92           --            --   $      1.00
              --              --   $   1,547,057           --            --            --
              --              --          88,035           --            --            --
              --              --   $       17.57           --            --            --
     $28,126,772     $35,832,883   $ 192,806,593   $8,700,189   $61,694,225   $86,053,253
        (160,837)        (20,675)       (237,026)        (658)       (7,885)           --
      (1,307,371)     (7,145,122)   (121,072,407)     (19,263)   (6,058,951)      (38,592)
       5,895,516       4,198,565       9,701,525      766,721       158,361            --
------------------------------------------------------------------------------------------
     $32,554,080     $32,865,651   $  81,198,685   $9,446,989   $55,785,750   $86,014,661
------------------------------------------------------------------------------------------
     $26,735,061     $29,361,261   $  71,660,201   $8,686,357   $73,301,017   $84,354,735
              --              --         102,267           --            --            --

                                                             SEE FINANCIAL NOTES

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                     300       Core Growth    Emerging Growth
                                                     Fund         Fund             Fund
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                           $    115    $   304,095      $    37,892
Dividend (1)                                         37,236      1,307,367          436,389
---------------------------------------------------------------------------------------------
Total investment income                              37,351      1,611,462          474,281
EXPENSES
Investment management fees                            4,530        847,665          841,583
Administrative fees                                   3,398        254,301          126,238
Distribution fees:
 Standard shares                                      5,663        360,109          202,465
 Administrative shares                                   --          2,006            6,564
Shareholder service fees:
 Standard shares                                      1,414        363,993           55,170
 Institutional shares                                    --            354               57
 Administrative shares                                   --              9                9
Transfer agent expenses:
 Standard shares                                      5,109        335,433          241,145
 Institutional shares                                    --          1,636              184
 Administrative shares                                   --            428              475
Accounting expenses                                   5,574         61,768           33,089
Custody expenses                                      2,783          5,080            3,038
Registration expenses                                 6,562         17,265           16,327
Trustee expenses                                        658         31,404           15,979
Other expenses                                        2,114        118,316           65,496
---------------------------------------------------------------------------------------------
Total expenses before reimbursements or waivers      37,805      2,399,767        1,607,819
Reimbursements or waivers from adviser              (17,463)            --               --
---------------------------------------------------------------------------------------------
Net expenses                                         20,342      2,399,767        1,607,819
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS                         $ 17,009    $  (788,305)     $(1,133,538)
REALIZED AND UNREALIZED GAINS/LOSSES ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized gains/losses on investments and
 foreign currency transactions                     $ 99,300    $16,223,906      $ 4,617,688
Change in unrealized appreciation/depreciation
 on investments and foreign currencies              120,416     10,302,532       13,093,925
---------------------------------------------------------------------------------------------
Net realized and unrealized gains/losses on
 investments and foreign currencies                 219,716     26,526,438       17,711,613
CHANGE IN NET ASSETS FROM OPERATIONS               $236,725    $25,738,133      $16,578,075
(1) Dividend income net of withholding taxes. For the six months ended December 31, 2005, withholding taxes for the Global Equity Fund were $3,468.

SEE FINANCIAL NOTES

                                      FOR THE SIX MONTHS ENDED DECEMBER 31, 2005

    Small Cap Core     Value      Global Equity   Balanced     Income      Money Market
     Growth Fund        Fund          Fund          Fund        Fund           Fund
---------------------------------------------------------------------------------------
      $   26,617     $   12,784    $   25,190     $ 62,857   $ 1,318,919    $1,657,104
          39,474        211,329       599,230       22,378            --            --
---------------------------------------------------------------------------------------
          66,091        224,113       624,420       85,235     1,318,919     1,657,104
          78,825        108,025       419,914       24,923       185,617       156,517
          23,648         23,148        62,987        5,751        42,835        67,079
          39,413         38,580       101,488        9,586        71,391            --
              --             --         1,958           --            --            --
           9,160          8,552        25,900        2,168        15,400        24,300
              --             --            35           --            --           193
              --             --             9           --            --            --
          46,264         38,737       142,411        7,306        58,545       103,956
              --             --           143           --            --           687
              --             --           916           --            --            --
           6,936          6,792        26,428        5,135        13,038        17,577
             913          1,737         7,595        2,662         1,546         3,916
           7,058          5,897        16,663        7,139         6,563        13,566
           2,715          2,457         8,617          392         5,399         8,453
          11,996         10,863        32,773        2,403        21,853        32,550
---------------------------------------------------------------------------------------
         226,928        244,788       847,837       67,465       422,187       428,794
              --             --            --      (17,481)           --            --
---------------------------------------------------------------------------------------
         226,928        244,788       847,837       49,984       422,187       428,794
---------------------------------------------------------------------------------------
      $ (160,837)    $  (20,675)   $ (223,417)    $ 35,251   $   896,732    $1,228,310
       1,654,222
      $              $  781,912    $4,203,008     $ 59,943   $  (814,161)   $      (58)
         355,500        508,978     3,203,900      337,666      (261,785)           --
---------------------------------------------------------------------------------------
       2,009,722      1,290,890     7,406,908      397,609    (1,075,946)          (58)
      $1,848,885     $1,270,215    $7,183,491     $432,860   $  (179,214)   $1,228,252

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES
IN NET ASSETS

                                                300 FUND                CORE GROWTH FUND
----------------------------------------------------------------------------------------------
                                          For the                    For the
                                        six months                  six months
                                           ended       For the        ended         For the
                                         12/31/05     year ended     12/31/05      year ended
                                        (Unaudited)    06/30/05    (Unaudited)      06/30/05
----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss              $    17,009   $   46,001   $   (788,305)  $   (708,531)
Realized gains/losses on investments         99,300       34,659     16,223,906     13,066,631
Change in unrealized appreciation on
 investments                                120,416       61,219     10,302,532     15,286,460
----------------------------------------------------------------------------------------------
Change in net assets from operations        236,725      141,879     25,738,133     27,644,560
Dividends to Shareholders:
 From net investment income:
   Standard Shares                          (41,803)     (34,591)            --             --
 From net realized gains on
   investments:
   Standard Shares                         (142,460)     (24,271)            --             --
----------------------------------------------------------------------------------------------
Total dividends                            (184,263)     (58,862)            --             --
Change in net assets from capital
 transactions                            (1,814,246)    (642,155)    (4,277,592)   (48,783,373)
CHANGE IN NET ASSETS                    $(1,761,784)  $ (559,138)  $ 21,460,541   $(21,138,813)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                     $ 6,289,627   $6,848,765   $323,690,944   $344,829,757
End of period                           $ 4,527,843   $6,289,627   $345,151,485   $323,690,944
----------------------------------------------------------------------------------------------
Accumulated net investment income/loss  $       110   $   24,904   $   (788,305)            --
----------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued            $   966,634   $2,053,618   $  8,554,090   $ 13,543,217
 Dividends reinvested                       181,336       58,104             --             --
 Cost of shares redeemed                 (2,962,216)  (2,753,877)   (19,878,457)   (48,788,003)
                                        ------------------------------------------------------
 Net change                              (1,814,246)    (642,155)   (11,324,367)   (35,244,786)
                                        ------------------------------------------------------
Institutional Shares
 Proceeds from shares issued                     --           --   $ 20,006,954   $ 18,399,176
 Cost of shares redeemed                         --           --    (12,832,170)   (31,826,203)
                                        ------------------------------------------------------
 Net change                                      --           --      7,174,784    (13,427,027)
                                        ------------------------------------------------------
Administrative Shares
 Proceeds from shares issued                     --           --   $    250,922   $    426,879
 Cost of shares redeemed                         --           --       (378,931)      (538,439)
                                        ------------------------------------------------------
 Net change                                      --           --       (128,009)      (111,560)
                                        ------------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS                            $(1,814,246)  $ (642,155)  $ (4,277,592)  $(48,783,373)
----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                      83,162      185,089        413,187        728,440
 Reinvested                                  15,673        5,039             --             --
 Redeemed                                  (259,100)    (246,122)      (961,711)    (2,622,290)
                                        ------------------------------------------------------
 Net change                                (160,265)     (55,994)      (548,524)    (1,893,850)
                                        ------------------------------------------------------
Institutional Shares
 Issued                                          --           --      1,156,785      1,176,634
 Redeemed                                        --           --       (744,204)    (2,082,889)
                                        ------------------------------------------------------
 Net change                                      --           --        412,581       (906,255)
                                        ------------------------------------------------------
Administrative Shares
 Issued                                          --           --         11,875         22,427
 Redeemed                                        --           --        (18,018)       (28,441)
                                        ------------------------------------------------------
 Net change                                      --           --         (6,143)        (6,014)
                                        ------------------------------------------------------
CHANGE IN SHARES FROM SHARE
TRANSACTIONS                               (160,265)     (55,994)      (142,086)    (2,806,119)
----------------------------------------------------------------------------------------------

SEE FINANCIAL NOTES

       EMERGING GROWTH FUND      SMALL CAP CORE GROWTH FUND          VALUE FUND
---------------------------------------------------------------------------------------
      For the                       For the                     For the
     six months                   six months                  six months
       ended         For the         ended        For the        ended        For the
      12/31/05      year ended     12/31/05     year ended     12/31/05     year ended
    (Unaudited)      06/30/05     (Unaudited)    06/30/05     (Unaudited)    06/30/05
---------------------------------------------------------------------------------------
    $ (1,133,538)  $ (2,286,103)  $  (160,837)  $  (300,309)  $   (20,675)  $   (28,176)
       4,617,688     (2,034,432)    1,654,222    (2,896,785)      781,912     1,338,604
      13,093,925     17,191,037       355,500     4,753,730       508,978     1,273,049
---------------------------------------------------------------------------------------
      16,578,075     12,870,502     1,848,885     1,556,636     1,270,215     2,583,477
              --             --            --            --            --            --
              --             --            --    (1,298,737)           --            --
---------------------------------------------------------------------------------------
              --             --            --    (1,298,737)           --            --
      (9,262,711)   (27,903,648)      646,123        99,867     3,804,539     1,336,365
    $  7,315,364   $(15,033,146)  $ 2,495,008   $   357,766   $ 5,074,754   $ 3,919,842
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
    $165,866,604   $180,899,750   $30,059,072   $29,701,306   $27,790,897   $23,871,055
    $173,181,968   $165,866,604   $32,554,080   $30,059,072   $32,865,651   $27,790,897
---------------------------------------------------------------------------------------
    $ (1,133,538)            --   $  (160,837)           --   $   (20,675)           --
---------------------------------------------------------------------------------------
    $  9,167,344   $ 13,949,825   $ 3,497,232   $ 7,867,590   $ 6,439,908   $ 8,531,488
              --             --            --     1,265,634            --            --
     (15,635,668)   (34,269,158)   (2,851,109)   (9,033,357)   (2,635,369)   (7,195,123)
---------------------------------------------------------------------------------------
      (6,468,324)   (20,319,333)      646,123        99,867     3,804,539     1,336,365
---------------------------------------------------------------------------------------
    $     57,651   $    559,501            --            --            --            --
      (2,068,859)    (1,710,905)           --            --            --            --
---------------------------------------------------------------------------------------
      (2,011,208)    (1,151,404)           --            --            --            --
---------------------------------------------------------------------------------------
    $    237,805   $    890,326            --            --            --            --
      (1,020,984)    (7,323,237)           --            --            --            --
---------------------------------------------------------------------------------------
        (783,179)    (6,432,911)           --            --            --            --
---------------------------------------------------------------------------------------
    $ (9,262,711)  $(27,903,648)  $   646,123   $    99,867   $ 3,804,539   $ 1,336,365
---------------------------------------------------------------------------------------
         617,400      1,059,522       308,092       750,734       534,681       795,995
              --             --            --       117,843            --            --
      (1,061,181)    (2,599,019)     (250,394)     (876,978)     (218,203)     (671,471)
---------------------------------------------------------------------------------------
        (443,781)    (1,539,497)       57,698        (8,401)      316,478       124,524
---------------------------------------------------------------------------------------
           3,829         41,357            --            --            --            --
        (136,472)      (124,903)           --            --            --            --
---------------------------------------------------------------------------------------
        (132,643)       (83,546)           --            --            --            --
---------------------------------------------------------------------------------------
          15,851         67,524            --            --            --            --
         (66,848)      (576,879)           --            --            --            --
---------------------------------------------------------------------------------------
         (50,997)      (509,355)           --            --            --            --
---------------------------------------------------------------------------------------
        (627,421)    (2,132,398)       57,698        (8,401)      316,478       124,524
---------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES
IN NET ASSETS

                                              GLOBAL EQUITY FUND             BALANCED FUND
------------------------------------------------------------------------------------------------
                                            For the                       For the
                                           six months                   six months
                                             ended         For the         ended       For the
                                            12/31/05      year ended     12/31/05     year ended
                                          (Unaudited)      06/30/05     (Unaudited)    06/30/05
------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                $   (223,417)  $    141,025   $   35,251    $   40,601
Realized gains/losses on investments and
 foreign currency transactions               4,203,008      6,000,124       59,943       (77,836)
Change in unrealized appreciation/
 depreciation on investments and foreign
 currencies                                  3,203,900     (2,235,549)     337,666       350,600
------------------------------------------------------------------------------------------------
Change in net assets from operations         7,183,491      3,905,600      432,860       313,365
Dividends to Shareholders:
 From net investment income:
   Standard Shares                                  --             --      (35,908)      (41,749)
   Institutional Shares                             --             --           --            --
 From net realized gains on investments:
   Standard Shares                                  --             --           --       (72,335)
------------------------------------------------------------------------------------------------
Total dividends                                     --             --      (35,908)     (114,084)
Change in net assets from capital
 transactions                              (10,824,808)   (22,076,750)   3,558,577     2,488,096
CHANGE IN NET ASSETS                      $ (3,641,317)  $(18,171,150)  $3,955,529    $2,687,377
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                       $ 84,840,002   $103,011,152   $5,491,460    $2,804,083
End of period                             $ 81,198,685   $ 84,840,002   $9,446,989    $5,491,460
------------------------------------------------------------------------------------------------
Accumulated net investment income/loss    $   (237,026)  $    (13,609)  $     (658)   $       (1)
------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued              $  2,843,276   $  7,159,084   $4,058,148    $3,202,991
 Dividends reinvested                               --             --       30,106       116,909
 Cost of shares redeemed                   (11,327,429)   (26,154,054)    (529,677)     (831,804)
                                          ------------------------------------------------------
 Net change                                 (8,484,153)   (18,994,970)   3,558,577     2,488,096
                                          ------------------------------------------------------
Institutional Shares
 Proceeds from shares issued              $         --   $    613,484           --            --
 Dividends reinvested                               --             --           --            --
 Cost of shares redeemed                    (2,185,640)    (3,015,760)          --            --
                                          ------------------------------------------------------
 Net change                                 (2,185,640)    (2,402,276)          --            --
                                          ------------------------------------------------------
Administrative Shares
 Proceeds from shares issued              $    127,206   $    313,429           --            --
 Cost of shares redeemed                      (282,221)      (992,933)          --            --
                                          ------------------------------------------------------
 Net change                                   (155,015)      (679,504)          --            --
                                          ------------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS                              $(10,824,808)  $(22,076,750)  $3,558,577    $2,488,096
------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                        170,880        468,530      329,669       278,643
 Reinvested                                         --             --        2,413        10,053
 Redeemed                                     (677,669)    (1,701,043)     (43,002)      (72,998)
                                          ------------------------------------------------------
 Net change                                   (506,789)    (1,232,513)     289,080       215,698
                                          ------------------------------------------------------
Institutional Shares
 Issued                                             --         38,057           --            --
 Reinvested                                         --             --           --            --
 Redeemed                                     (129,424)      (198,226)          --            --
                                          ------------------------------------------------------
 Net change                                   (129,424)      (160,169)          --            --
                                          ------------------------------------------------------
Administrative Shares
 Issued                                          7,435         20,183           --            --
 Redeemed                                      (16,606)       (62,430)          --            --
                                          ------------------------------------------------------
 Net change                                     (9,171)       (42,247)          --            --
                                          ------------------------------------------------------
CHANGE IN SHARES FROM SHARE TRANSACTIONS      (645,384)    (1,434,929)     289,080       215,698
------------------------------------------------------------------------------------------------

SEE FINANCIAL NOTES

            INCOME FUND              MONEY MARKET FUND
----------------------------------------------------------
       For the                     For the
     six months                  six months
        ended        For the        ended        For the
      12/31/05     year ended     12/31/05     year ended
     (Unaudited)    06/30/05     (Unaudited)    06/30/05
----------------------------------------------------------
     $   896,732   $ 2,111,638   $ 1,228,310   $ 1,134,923
        (814,161)      352,980           (58)      (29,451)
        (261,785)      552,719            --            --
----------------------------------------------------------
        (179,214)    3,017,337     1,228,252     1,105,472
        (904,618)   (2,182,135)   (1,035,611)     (951,801)
              --            --      (192,699)     (183,122)
              --            --            --            --
----------------------------------------------------------
        (904,618)   (2,182,135)   (1,228,310)   (1,134,923)
         272,794    (3,800,843)   (3,472,135)   (4,726,157)
     $  (811,038)  $(2,965,641)  $(3,472,193)  $(4,755,608)
----------------------------------------------------------
----------------------------------------------------------
     $56,596,788   $59,562,429   $89,486,854   $94,242,462
     $55,785,750   $56,596,788   $86,014,661   $89,486,854
----------------------------------------------------------
     $    (7,885)  $         1            --            --
----------------------------------------------------------
     $ 3,900,984   $ 5,746,190   $27,816,516   $67,336,900
         821,435     2,140,899     1,006,187       946,951
      (4,449,625)  (11,687,932)  (31,988,475)  (74,764,898)
----------------------------------------------------------
         272,794    (3,800,843)   (3,165,772)   (6,481,047)
----------------------------------------------------------
              --            --   $ 1,414,852   $ 4,217,756
              --            --       192,340       187,562
              --            --    (1,913,555)   (2,650,428)
----------------------------------------------------------
              --            --      (306,363)    1,754,890
----------------------------------------------------------
              --            --            --            --
              --            --            --            --
----------------------------------------------------------
              --            --            --            --
----------------------------------------------------------
     $   272,794   $(3,800,843)  $(3,472,135)  $(4,726,157)
----------------------------------------------------------
         394,446       572,962    27,816,516    67,336,900
          83,375       214,215     1,006,187       946,951
        (452,360)   (1,168,437)  (31,988,475)  (74,764,898)
----------------------------------------------------------
          25,461      (381,260)   (3,165,772)   (6,481,047)
----------------------------------------------------------
              --            --     1,414,853     4,217,756
              --            --       192,340       187,562
              --            --    (1,913,555)   (2,650,428)
----------------------------------------------------------
              --            --      (306,362)    1,754,890
----------------------------------------------------------
              --            --            --            --
              --            --            --            --
----------------------------------------------------------
              --            --            --            --
----------------------------------------------------------
          25,461      (381,260)   (3,472,134)   (4,726,157)
----------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                        INVESTMENT ACTIVITIES                    DIVIDENDS
------------------------------------------------------------------------------------------------------------------
                                   Net asset                               Net realized
                                    value,         Net                    and unrealized   Total from    From net
                                   beginning   investment    Redemption    gains/losses    investment   investment
                                   of period   income/loss      fee       on investments   operations     income
------------------------------------------------------------------------------------------------------------------
300 FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $11.27         0.07          --             0.53           0.60       (0.11)
Year ended June 30, 2005             11.16         0.08          --             0.13           0.21       (0.06)
Period ended June 30, 2004 (3)       10.00         0.03          --             1.14           1.17       (0.01)
------------------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $19.72        (0.06)         --             1.62           1.56          --
Year ended June 30, 2005             18.10        (0.06)         --             1.68           1.62          --
Year ended June 30, 2004             16.44        (0.12)         --             1.78           1.66          --
Year ended June 30, 2003             16.73        (0.04)         --            (0.25)         (0.29)         --
Year ended June 30, 2002             22.12        (0.09)         --            (5.30)         (5.39)         --
Year ended June 30, 2001             32.59        (0.16)         --            (9.01)         (9.17)         --
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $16.45         0.01          --             1.36           1.37          --
Year ended June 30, 2005             14.99         0.07          --             1.39           1.46          --
Year ended June 30, 2004             13.52         0.01          --             1.46           1.47          --
Year ended June 30, 2003             13.66         0.05          --            (0.19)         (0.14)         --
Year ended June 30, 2002             17.94         0.04          --            (4.32)         (4.28)         --
Year ended June 30, 2001             26.59         0.01          --            (7.36)         (7.35)         --
ADMINISTRATIVE SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $20.17        (0.02)         --             1.67           1.65          --
Year ended June 30, 2005             18.44         0.02          --             1.71           1.73          --
Year ended June 30, 2004             16.68        (0.08)         --             1.84           1.76          --
Year ended June 30, 2003             16.91         0.01          --            (0.24)         (0.23)         --
Year ended June 30, 2002             22.27        (0.01)         --            (5.35)         (5.36)         --
Year ended June 30, 2001             32.66        (0.03)(4)      --            (9.06)         (9.09)         --
------------------------------------------------------------------------------------------------------------------
(1) Not annualized.
(2) Annualized.
(3) For the period August 29, 2003, commencement of operations, to June 30, 2004.
(4) Based on average shares outstanding.

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                           RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Net           Ratio of         Ratio of net        Ratio of
      From                    Net asset               assets,        expenses to        investment        expenses to
      net         Total         value,     Total      end of         average net       income/loss        average net      Portfolio
    realized   dividends to      end       return     period       assets, net of     to average net   assets, prior to    turnover
     gains     shareholders   of period     (%)     ($ x 1,000)   reimbursement (%)     assets (%)     reimbursement (%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     (0.37)       (0.48)        $11.39       5.28(1)  $  4,528          0.90(2)            0.75(2)           1.67(2)         7.04(1)
     (0.04)       (0.10)         11.27       1.84        6,290          0.90               0.67              1.39           31.76
        --        (0.01)         11.16      11.71(1)     6,849          0.90(2)            0.38(2)           1.94(2)        32.98(1)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $21.28       7.96(1)  $289,451          1.52(2)           (0.57)(2)          1.52(2)        43.75(1)
        --           --          19.72       8.95      278,940          1.55              (0.32)             1.55          101.34
        --           --          18.10      10.10      290,352          1.50              (0.65)             1.52          228.43
        --           --          16.44      (1.73)     285,339          1.37              (0.28)             1.53          183.75
        --           --          16.73     (24.37)     326,793          1.34              (0.43)             1.44           76.40
     (1.30)       (1.30)         22.12     (28.42)     472,779          1.34              (0.62)             1.42           44.95
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $17.82       8.33(1)  $ 54,030          0.80(2)            0.16(2)           0.80(2)        43.75(1)
        --           --          16.45       9.74       43,083          0.80               0.42              0.80          101.34
        --           --          14.99      10.96       52,842          0.77               0.08              0.79          228.43
        --           --          13.52      (1.02)      63,571          0.69               0.36              0.76          183.75
        --           --          13.66     (23.86)      85,140          0.68               0.23              0.73           76.40
     (1.30)       (1.30)         17.94     (27.98)     123,912          0.68               0.04              0.74           44.95
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $21.82       8.18(1)  $  1,670          1.09(2)           (0.15)(2)          1.09(2)        43.75(1)
        --           --          20.17       9.38        1,667          1.14               0.09              1.14          101.34
        --           --          18.44      10.55        1,635          1.11              (0.27)             1.13          228.43
        --           --          16.68      (1.36)       2,426          1.00               0.09              1.06          183.75
        --           --          16.91     (24.07)       2,029          0.94              (0.05)             1.01           76.40
     (1.30)       (1.30)         22.27     (28.11)       1,964          0.94              (0.14)             5.63           44.95
------------------------------------------------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                        INVESTMENT ACTIVITIES                    DIVIDENDS
------------------------------------------------------------------------------------------------------------------
                                   Net asset                               Net realized
                                    value,         Net                    and unrealized   Total from    From net
                                   beginning   investment    Redemption    gains/losses    investment   investment
                                   of period   income/loss      fee       on investments   operations     income
------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $14.10        (0.10)(1)      --             1.55           1.45         --
Year ended June 30, 2005             13.01        (0.18)(1)      --             1.27           1.09         --
Year ended June 30, 2004             10.96        (0.20)         --             2.25           2.05         --
Year ended June 30, 2003             11.82        (0.17)         --            (0.69)         (0.86)        --
Year ended June 30, 2002             15.79        (0.20)         --            (3.77)         (3.97)        --
Year ended June 30, 2001             33.48        (0.21)         --           (11.41)        (11.62)        --
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $14.62        (0.06)(1)      --             1.63           1.57         --
Year ended June 30, 2005             13.41        (0.10)(1)      --             1.31           1.21         --
Year ended June 30, 2004             11.23        (0.15)         --             2.33           2.18         --
Year ended June 30, 2003             12.02        (0.10)         --            (0.69)         (0.79)        --
Year ended June 30, 2002             15.96        (0.11)(1)      --            (3.83)         (3.94)        --
Year ended June 30, 2001             33.61        (0.12)         --           (11.46)        (11.58)        --
ADMINISTRATIVE SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $14.37        (0.08)(1)      --             1.60           1.52         --
Year ended June 30, 2005             13.22        (0.14)(1)      --             1.29           1.15         --
Year ended June 30, 2004             11.11        (0.14)         --             2.25           2.11         --
Year ended June 30, 2003             11.92        (0.10)         --            (0.71)         (0.81)        --
Year ended June 30, 2002             15.87        (0.13)         --            (3.82)         (3.95)        --
Year ended June 30, 2001             33.57        (0.17)(1)      --           (11.46)        (11.63)        --
------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $11.00        (0.06)         --             0.73           0.67         --
Year ended June 30, 2005             10.84        (0.11)         --             0.77           0.66         --
Year ended June 30, 2004              8.67        (0.13)         --             2.30           2.17         --
Year ended June 30, 2003              9.18        (0.09)         --            (0.42)         (0.51)        --
Year ended June 30, 2002              9.52        (0.08)         --            (0.26)         (0.34)        --
Year ended June 30, 2001             11.23        (0.05)         --            (1.64)         (1.69)        --
------------------------------------------------------------------------------------------------------------------
(1) Based on average shares outstanding.
(2) Not annualized.
(3) Annualized.

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                           RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Net           Ratio of         Ratio of net        Ratio of
      From                    Net asset               assets,        expenses to        investment        expenses to
      net         Total         value,     Total      end of         average net       income/loss        average net      Portfolio
    realized   dividends to      end       return     period       assets, net of     to average net   assets, prior to    turnover
     gains     shareholders   of period     (%)     ($ x 1,000)   reimbursement (%)     assets (%)     reimbursement (%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $15.55      10.28(2)  $167,399          1.92(3)           (1.36)(3)          1.92(3)        30.96(2)
        --           --          14.10       8.38      157,963          1.96              (1.39)             1.96          109.56
        --           --          13.01      18.70      165,782          1.93              (1.47)             1.94          151.80
        --           --          10.96      (7.28)     157,911          1.95              (1.56)             1.97          315.89
        --           --          11.82     (25.14)     190,812          1.80              (1.39)             1.86          202.57
     (6.07)       (6.07)         15.79     (37.52)     283,760          1.68              (1.09)             1.75          136.63
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $16.19      10.74(2)  $    768          1.35(3)           (0.82)(3)          1.35(3)        30.96(2)
        --           --          14.62       9.02        2,633          1.33              (0.76)             1.33          109.56
        --           --          13.41      19.41        3,534          1.30              (0.85)             1.31          151.80
        --           --          11.23      (6.57)       5,379          1.25              (0.86)             1.28          315.89
        --           --          12.02     (24.69)       6,428          1.20              (0.78)             1.26          202.57
     (6.07)       (6.07)         15.96     (37.21)      19,676          1.30              (0.69)             1.36          136.63
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $15.89      10.58(2)  $  5,015          1.58(3)           (1.01)(3)          1.58(3)        30.96(2)
        --           --          14.37       8.70        5,270          1.64              (1.08)             1.64          109.56
        --           --          13.22      18.99       11,584          1.60              (1.13)             1.62          151.80
        --           --          11.11      (6.80)       8,561          1.51              (1.13)             1.54          315.89
        --           --          11.92     (24.89)       8,444          1.47              (1.07)             1.53          202.57
     (6.07)       (6.07)         15.87     (37.43)       9,497          1.55              (0.96)             2.06          136.63
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $11.67       6.09(2)  $ 32,554          1.44(3)           (1.02)(3)          1.44(3)        39.80(2)
     (0.50)       (0.50)         11.00       6.21       30,059          1.51              (1.07)             1.51          120.89
        --           --          10.84      25.03       29,701          1.53              (1.37)             1.53          207.80
        --           --           8.67      (5.56)      17,821          1.45              (1.12)             1.58          349.79
        --           --           9.18      (3.57)      18,459          1.34              (0.93)             1.40          294.26
     (0.02)       (0.02)          9.52     (15.08)      15,503          1.34              (0.57)             3.20          146.62
------------------------------------------------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                        INVESTMENT ACTIVITIES                    DIVIDENDS
------------------------------------------------------------------------------------------------------------------
                                                                           Net realized
                                                                          and unrealized
                                   Net asset                               gains/losses
                                    value,         Net                    on investments   Total from    From net
                                   beginning   investment    Redemption    and foreign     investment   investment
                                   of period   income/loss      fee         currencies     operations     income
------------------------------------------------------------------------------------------------------------------
VALUE FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $11.60        (0.01)          --           0.53           0.52          --
Year ended June 30, 2005             10.51        (0.01)          --           1.10           1.09          --
Year ended June 30, 2004              8.64        (0.02)          --           1.89           1.87          --
Year ended June 30, 2003              8.74        (0.05)          --          (0.05)         (0.10)         --
One month period ended June 30,
 2002(3)                             10.21        (0.01)          --          (1.46)         (1.47)         --
Year ended May 31, 2002              15.29        (0.08)          --          (3.57)         (3.65)         --
Year ended May 31, 2001              14.58        (0.07)          --           2.70           2.63          --
------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $15.86        (0.05)(4)       --(5)        1.47           1.42          --
Year ended June 30, 2005             15.18         0.02(4)        --(5)        0.66           0.68          --
Year ended June 30, 2004             13.39        (0.10)(4)       --(5)        1.89           1.79          --
Year ended June 30, 2003             14.22        (0.03)(4)     0.02          (0.82)         (0.83)         --
Year ended June 30, 2002             18.31        (0.11)(4)     0.01          (3.99)         (4.09)         --
Year ended June 30, 2001             29.99        (0.16)          --          (9.61)         (9.77)         --
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $16.39           --(4)        --(5)        1.53           1.53          --
Year ended June 30, 2005             15.58         0.12(4)        --(5)        0.69           0.81          --
Year ended June 30, 2004             13.65         0.04(4)        --(5)        1.89           1.93          --
Year ended June 30, 2003             14.40         0.05(4)      0.02          (0.82)         (0.75)         --
Year ended June 30, 2002             18.46        (0.01)(4)     0.01          (4.06)         (4.06)         --
Year ended June 30, 2001             30.08        (0.05)(4)       --          (9.66)         (9.71)         --
ADMINISTRATIVE SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $16.11        (0.02)(4)       --(5)        1.48           1.46          --
Year ended June 30, 2005             15.36         0.06(4)        --(5)        0.69           0.75          --
Year ended June 30, 2004             13.51        (0.02)(4)       --(5)        1.87           1.85          --
Year ended June 30, 2003             14.30         0.01(4)      0.02          (0.82)         (0.79)         --
Year ended June 30, 2002             18.38        (0.06)(4)     0.01          (4.03)         (4.08)         --
Year ended June 30, 2001             30.02        (0.11)(4)       --          (9.62)         (9.73)         --
------------------------------------------------------------------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to
    June 30.
(4) Based on average shares outstanding.
(5) Less than $0.005 per share.

SEE FINANCIAL NOTES

TO SHAREHOLDERS                                                               RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Net           Ratio of         Ratio of net        Ratio of
      From                    Net asset               assets,        expenses to        investment        expenses to
      net         Total         value,     Total      end of         average net       income/loss        average net      Portfolio
    realized   dividends to      end       return     period       assets, net of     to average net   assets, prior to    turnover
     gains     shareholders   of period     (%)     ($ x 1,000)   reimbursement (%)     assets (%)     reimbursement (%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $12.12       4.48(1)  $  32,866         1.58(2)           (0.13)(2)          1.58(2)        49.31(1)
        --           --          11.60      10.37        27,791         1.70              (0.11)             1.70          172.95
        --           --          10.51      21.64        23,871         1.78              (0.23)             1.78          130.18
        --           --           8.64      (1.14)       16,226         1.90              (0.62)             1.90          209.72
                     --           8.74     (14.40)(1)    21,060         1.95(2)           (1.33)(2)          2.05(2)         5.87(1)
        --
     (1.43)       (1.43)         10.21     (25.58)       24,981         1.95              (1.04)             2.54           34.77
     (1.92)       (1.92)         15.29      20.71        14,378         1.95              (0.65)             4.63           62.55
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $17.28       8.95(1)  $  78,811         2.03(2)           (0.55)(2)          2.03(2)         8.70(1)
        --           --          15.86       4.48        80,384         2.05               0.13              2.05           80.36
        --           --          15.18      13.37        95,625         2.01              (0.60)             2.01           49.16
        --           --          13.39      (5.84)      101,846         1.91              (0.26)             1.91           42.05
        --           --          14.22     (22.34)      135,881         1.84              (0.66)             1.84          132.82
     (1.91)       (1.91)         18.31     (33.69)      236,080         1.82              (0.71)             1.82          151.95
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $17.92       9.33(1)  $     841         1.40(2)              -- (2)          1.40(2)         8.70(1)
        --           --          16.39       5.20         2,891         1.39               0.75              1.39           80.36
        --           --          15.58      14.14         5,244         1.37               0.25              1.37           49.16
        --           --          13.65      (5.21)        6,688         1.26               0.42              1.26           42.05
        --           --          14.40     (21.99)        9,531         1.27              (0.05)             1.27          132.82
     (1.91)       (1.91)         18.46     (33.35)       16,475         1.39              (0.23)             1.42          151.95
------------------------------------------------------------------------------------------------------------------------------------
        --           --         $17.57       9.06(1)  $   1,547         1.74(2)           (0.25)(2)          1.74(2)         8.70(1)
        --           --          16.11       4.88         1,566         1.73               0.40              1.73           80.36
        --           --          15.36      13.69         2,142         1.71              (0.11)             1.71           49.16
        --           --          13.51      (5.52)        2,059         1.59               0.11              1.59           42.05
        --           --          14.30     (22.20)        2,207         1.64              (0.39)             1.64          132.82
     (1.91)       (1.91)         18.38     (33.52)        1,748         1.68              (0.48)             3.18          151.95
------------------------------------------------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                        INVESTMENT ACTIVITIES                    DIVIDENDS
------------------------------------------------------------------------------------------------------------------
                                   Net asset                               Net realized
                                    value,         Net                    and unrealized   Total from    From net
                                   beginning   investment    Redemption    gains/losses    investment   investment
                                   of period   income/loss      fee       on investments   operations     income
------------------------------------------------------------------------------------------------------------------
BALANCED FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $11.87        0.05           --            0.70           0.75        (0.05)
Year ended June 30, 2005             11.35        0.12           --            0.75           0.87        (0.12)
Year ended June 30, 2004             10.47        0.06           --            1.12           1.18        (0.06)
Period ended June 30, 2003(3)        10.00        0.02           --            0.47           0.49        (0.02)
------------------------------------------------------------------------------------------------------------------
INCOME FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $10.00        0.16           --           (0.19)         (0.03)       (0.16)
Year ended June 30, 2005              9.86        0.37           --            0.15           0.52        (0.38)
Year ended June 30, 2004             10.28        0.34           --           (0.40)         (0.06)       (0.36)
Year ended June 30, 2003              9.62        0.37           --            0.69           1.06        (0.40)
Year ended June 30, 2002             10.28        0.58           --           (0.66)         (0.08)       (0.58)
Year ended June 30, 2001             10.20        0.68           --            0.10           0.78        (0.70)
------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
STANDARD SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $ 1.00        0.01           --              --           0.01        (0.01)
Year ended June 30, 2005              1.00        0.01           --              --           0.01        (0.01)
Year ended June 30, 2004              1.00          --(4)        --              --             --(4)        --(4)
Year ended June 30, 2003              1.00        0.01           --              --           0.01        (0.01)
Year ended June 30, 2002              1.00        0.02           --              --           0.02        (0.02)
Year ended June 30, 2001              1.00        0.05           --              --           0.05        (0.05)
INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Six months ended December 31,
 2005 (Unaudited)                   $ 1.00        0.02           --              --           0.02        (0.02)
Year ended June 30, 2005              1.00        0.02           --              --           0.02        (0.02)
Year ended June 30, 2004              1.00          --(4)        --              --             --(4)        --(4)
Year ended June 30, 2003              1.00        0.01           --              --           0.01        (0.01)
Year ended June 30, 2002              1.00        0.02           --              --           0.02        (0.02)
Year ended June 30, 2001              1.00        0.05           --              --           0.05        (0.05)
------------------------------------------------------------------------------------------------------------------
(1) Not Annualized.
(2) Annualized.
(3) For the period December 20, 2002, commencement of operations, to June 30, 2003.
(4) Less than $0.005 per share.

SEE FINANCIAL NOTES

TO SHAREHOLDERS                                                               RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Net           Ratio of         Ratio of net        Ratio of
      From                    Net asset               assets,        expenses to        investment        expenses to
      net         Total         value,     Total      end of         average net       income/loss        average net      Portfolio
    realized   dividends to      end       return     period       assets, net of     to average net   assets, prior to    turnover
     gains     shareholders   of period     (%)     ($ x 1,000)   reimbursement (%)     assets (%)     reimbursement (%)   rate (%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --        (0.05)        $12.57      6.34(1)    $ 9,447          1.30(2)            0.92(2)            1.75(2)       31.79(1)
     (0.23)       (0.35)         11.87      7.76         5,491          1.30               1.07               2.33         109.56
     (0.24)       (0.30)         11.35     11.31         2,804          1.30               0.60               4.30          98.20
        --        (0.02)         10.47      4.87(1)      1,061          1.30(2)            0.41(2)           16.73(2)      140.42(1)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --        (0.16)        $ 9.81     (0.32)(1)   $55,786          1.48(2)            3.14(2)            1.48(2)      229.30(1)
        --        (0.38)         10.00      5.34        56,597          1.48               3.66               1.48         111.76
        --        (0.36)          9.86     (0.63)       59,562          1.45               3.28               1.45          64.37
        --        (0.40)         10.28     11.28        69,137          1.37               3.80               1.37         195.73
        --        (0.58)          9.62     (0.87)       67,488          1.38               5.77               1.38          54.05
        --(4)     (0.70)         10.28      7.87        71,639          1.40               6.55               1.48          60.53
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        --        (0.01)        $ 1.00      1.36(1)    $73,558          1.00(2)            2.70(2)            1.00(2)         N/A
        --        (0.01)          1.00      1.21        76,724          1.00               1.19               1.00            N/A
        --           --(4)        1.00      0.10        83,231          0.98               0.10               0.98            N/A
        --        (0.01)          1.00      0.65       104,641          0.93               0.65               0.93            N/A
        --        (0.02)          1.00      1.71       114,271          0.92               1.72               0.92            N/A
        --        (0.05)          1.00      5.23       117,211          0.89               5.08               0.89            N/A
------------------------------------------------------------------------------------------------------------------------------------
        --        (0.02)        $ 1.00      1.53(1)    $12,456          0.68(2)            3.02(2)            0.68(2)         N/A
        --        (0.02)          1.00      1.53        12,763          0.68               1.55               0.68            N/A
        --           --(4)        1.00      0.41        11,011          0.67               0.41               0.67            N/A
        --        (0.01)          1.00      0.95        10,892          0.63               0.98               0.63            N/A
        --        (0.02)          1.00      1.97        16,539          0.67               1.95               0.67            N/A
        --        (0.05)          1.00      5.43        27,475          0.70               5.22               0.70            N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL NOTES (UNAUDITED)

ORGANIZATION

Citizens Funds (the "trust"), a Massachusetts Business Trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The trust offers the following funds (individually a "fund," collectively the "funds"):

FUND                                              SHORT NAME
--------------------------------------------------------------------------------
Citizens 300 Fund                                 300 Fund
Citizens Core Growth Fund                         Core Growth Fund
Citizens Emerging Growth Fund                     Emerging Growth Fund
Citizens Small Cap Core Growth Fund               Small Cap Core Growth Fund
Citizens Value Fund                               Value Fund
Citizens Global Equity Fund                       Global Equity Fund
Citizens Balanced Fund                            Balanced Fund
Citizens Income Fund                              Income Fund
Citizens Money Market Fund                        Money Market Fund
--------------------------------------------------------------------------------

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund, and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The 300 Fund, Small Cap Core Growth Fund, Value Fund, Balanced Fund, and Income Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

INDEMNIFICATIONS

Under the funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the trust. In addition, in the normal course of business, the funds enter into contracts with vendors and others that provide for general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION
The board of trustees has approved procedures to be used to value each fund's securities for the purpose of determining the fund's net asset value (NAV). Equity securities traded on an exchange are valued at the market price determined as the closing sale or official closing price on that exchange. For securities not traded on an exchange, or if an exchange price is not readily available, securities are valued at a market price determined by independent third party pricing vendors approved by the funds' valuation committee. The market price for debt obligations is determined by an independent third party pricing service which use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments. Short-term securities maturing within 60 days and all securities in the Money Market Fund are valued at amortized cost, unless it is determined that using this method would not reflect a security's fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. If a price for a given security is unavailable or deemed unreliable by the adviser, the market price may be determined using quotations received from one or more brokers that make a market in the security. When such prices or quotations are not available, or when the adviser believes they are unreliable, the funds' valuation committee will value securities using fair value procedures approved by the funds' board of trustees. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund's NAV is calculated. The Global Equity Fund uses a fair value model developed by an independent third party pricing service in its valuation considerations for foreign equity securities on days when there is a specific percentage change in the value of a domestic equity security index. This percentage is determined by the funds' valuation committee.

FINANCIAL NOTES (UNAUDITED)

SECURITY TRANSACTIONS AND REL ATED INVESTMENT INCOME
Changes in holdings of portfolio securities shall be reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION
The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS
Foreign currency contracts are used to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the current rate of exchange. There were no foreign currency contracts open at December 31, 2005.

REPURCHASE AGREEMENTS
The funds may acquire repurchase agreements with an entity that is a member bank of the Federal Reserve System and government securities dealers that are on the Federal Reserve Bank of New York's list of primary dealers, collateralized by instruments issued by the U.S. government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS
The Income Fund may invest in to-be-announced ("TBA") mortgage pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac for forward delivery. The fund purchases TBA securities, which have not yet been issued by the issuer, and for which specific information may not be known at the time of purchase. The forward purchases may be rolled from month to month on or prior to the delivery dates of such securities and therefore delivery of securities may not occur.

MORTGAGE DOLLAR ROLLS
The Income Fund enters into dollar roll transactions in which the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities to settle on a specified future date. The fund treats dollar roll transactions as purchases and sales in the portfolio. The risk of entering into a mortgage dollar roll is that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. The fund will hold aside or segregate cash, short-term money market instruments, or high quality debt securities in an amount sufficient to cover any commitments or to limit any potential risk.

RESTRICTED SECURITIES
The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

REDEMPTION FEE
The Global Equity Fund charges a redemption fee of 2% (paid to the fund) with respect to shares of the fund redeemed or exchanged within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the fund of accounts with below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the period ended December 31, 2005, the Global Equity Fund

FINANCIAL NOTES (UNAUDITED)

collected $968 in redemption fees. These fees are included in the "change in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS
The 300 Fund, Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, and Global Equity Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amounts of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

FEDERAL INCOME TAX
Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distributes substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE
Citizens Advisers, Inc. (the "adviser") serves as adviser to each of the funds. Under the terms of the management agreement, the adviser is paid a fee that is computed daily based on an annual rate of each fund's average daily net assets. Those rates are as follows:

FUND                                                                  FEE RATE
--------------------------------------------------------------------------------
300 Fund                                                                  0.20%
Core Growth Fund                                                          0.50%
Emerging Growth Fund                                                      1.00%
Small Cap Core Growth Fund                                                0.50%
Value Fund                                                                0.70%
Global Equity Fund                                                        1.00%
Balanced Fund                                                             0.65%
Income Fund                                                               0.65%
Money Market Fund                                                         0.35%
--------------------------------------------------------------------------------

McLean Budden Limited serves as the subadviser for the Global Equity Fund. For its services, the subadviser receives a fee computed daily based on an annual rate of 0.33% of the fund's average daily net assets up to $50 million, 0.30% on the next $50 million, and 0.25% on assets thereafter. The fee is paid by the adviser.

Effective August 29, 2005, Dwight Asset Management Company began serving as the subadviser for the Income Fund. For its services, the subadviser receives a fee computed daily based on an annual rate of 0.25% of the fund's average daily net assets. The fee is paid by the adviser. Prior to August 29, 2005, all advisory services were performed by the adviser.

DISTRIBUTION FEE
Citizens Securities, Inc. (the "distributor") is a wholly owned subsidiary of the adviser and serves as the funds' distributor. Pursuant to Rule 12b-1 under the 1940 Act, the trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the distributor for services in an amount equal to 0.25% per annum of average annual net assets represented by such shares.

FINANCIAL NOTES (UNAUDITED)

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES
The adviser, with whom certain officers and a trustee are affiliated, performs administrative duties for the trust under a separate administrative contract, which provides for the reimbursement of out-of-pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees are accrued daily based on average daily net assets of each fund at the annual rate of 0.15%. In addition, Citizens Advisers provides a number of administrative services to the trust, relating primarily to shareholder services and communications, and is paid an account fee and is reimbursed for out-of-pocket expenses as well, for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the period ended December 31, 2005, a fee of 0.25% was charged.

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY
BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. As transfer agent for the funds, BISYS is paid a fee based on the number of funds and shareholder accounts, other service fees, and is reimbursed for out-of-pocket expenses as well. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services. As fund accountant for the funds, BISYS is paid a fee based on assets (ranging from 0.0125% - 0.035%) and the number of share classes per fund, subject to certain minimums, other service fees, and is reimbursed for out-of-pocket expenses as well. Fifth Third Bank acts as a custodian for the funds and is paid a fee based on the funds' assets and other transaction based fees, subject to certain minimums. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit.

TRUSTEE FEES
All of the officers and one of the trustees of the trust are "interested persons," as defined in the 1940 Act, of the adviser. Currently, each trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a trustee meeting. The independent trustees include a chair of the board, who receives an additional annual retainer of $5,000; and an audit committee chair, social responsibility committee chair, and nominating committee chair who each receive an additional annual retainer of $2,500.

ALLOCATIONS
Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS
For the period ended December 31, 2005, the adviser limited the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain funds to the extent they exceeded the following limits:

FUND                                                          EXPENSE LIMITATION
--------------------------------------------------------------------------------
300 Fund                                                                   0.90%
Balanced Fund                                                              1.30%
--------------------------------------------------------------------------------

The expense limitations above are voluntary and may be removed by the adviser at any time.

INVESTMENT TRANSACTIONS
The following summarizes purchases and sales of investment securities, other than short-term investments and U.S. Government securities, by fund for the period ended December 31, 2005:

FUND                                                                   PURCHASES                     SALES
-----------------------------------------------------------------------------------------------------------
300 Fund                                                          $      330,185           $     2,319,989
Core Growth Fund                                                     139,969,395               142,959,439
Emerging Growth Fund                                                  51,289,380                62,163,169
Small Cap Core Growth Fund                                            12,302,577                11,859,722
Value Fund                                                            18,473,825                14,904,247
Global Equity Fund                                                     7,109,710                17,289,905
Balanced Fund                                                          5,583,308                 2,155,415
Income Fund                                                           72,152,350                81,217,164
-----------------------------------------------------------------------------------------------------------

FINANCIAL NOTES (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

At December 31, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities by fund, for federal income tax purposes, were as follows:

                                                                                         NET UNREALIZED
                                                 TAX UNREALIZED      TAX UNREALIZED       APPRECIATION/
FUND                             TAX COST          APPRECIATION        DEPRECIATION        DEPRECIATION
--------------------------------------------------------------------------------------------------------
300 Fund                     $  3,976,040      $        715,175  $         (175,070)    $       540,105
Core Growth Fund               280,521,556           67,407,638          (1,805,552)         65,602,086
Emerging Growth Fund           130,697,525           46,619,141          (2,816,959)         43,802,182
Small Cap Core Growth Fund      26,745,121            6,195,579            (310,123)          5,885,456
Value Fund                      29,522,617            4,366,646            (329,437)          4,037,209
Global Equity Fund              71,881,653           13,351,314          (3,872,685)          9,478,629
Balanced Fund                   8,689,056               836,097             (72,075)            764,022
Income Fund                     73,301,017              271,762            (113,401)            158,361
Money Market Fund               84,354,735                   --                  --                  --
--------------------------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

PORTFOLIO HOLDINGS DISCLOSURE

Each fund, except the Money Market Fund, posts its full portfolio holdings monthly, with a 30-day lag, on www.citizensfunds.com. The portfolio holdings are posted within approximately five business days after month end. The funds' portfolio holdings will remain available until the following month's information is posted.

In addition, each fund's, except the Money Market Fund's, top ten portfolio holdings in order of position size and as a percentage of the total portfolio as well as sector breakdowns and portfolio characteristics are available quarterly, within approximately fifteen business days after quarter end on www.citizensfunds.com. Each fund's top ten portfolio holdings, sector breakdown and portfolio characteristics remain available until the following quarter's information is posted.

Details of the funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the funds' SAI.

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within 60 days of such quarters' end on Form N-Q. You can receive a copy of the funds' Form N-Q without charge by calling 800.223.7010 or by visiting the website at www.citizensfunds.com. The funds' Form N-Q is also available through a variety of methods. You can:

--   find it on the EDGAR Database of the SEC internet site at www.sec.gov
-- have copies sent to you (after paying a copying fee) by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov
-- view and copy it in person at the SEC's Public Reference Room in Washington D.C.; for more information call 202.942.8090.

SUPPLEMENTAL INFORMATION (UNAUDITED)

TABLE OF SHAREHOLDER EXPENSES

As a shareholder of the funds, you may incur two types of costs: (1) redemption fees (for Global Equity Fund only) and (2) ongoing costs, including management fees; distribution fees; and other fund expenses This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The table on the opposite page provides information about actual account values and actual expenses. You may use the information below, together with your account value, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table on the opposite page also provides information about hypothetical account values and hypothetical expenses based on each fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and other individual shareholder fees mentioned in the prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------
                                                                                   DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------
                                                                      Expenses            Annualized
                                Beginning         Ending             paid during        expense ratio
                                 account          account               period*        during the period
                                  value            value              07/01/05 --           07/01/05 --
                                 07/01/05        12/31/05             12/31/05              12/31/05
---------------------------------------------------------------------------------------------------------
300 FUND
Standard -- actual            $  1,000.00     $  1,052.80     $           4.66                  0.90%
Standard -- hypothetical         1,000.00        1,020.67                 4.58                  0.90%
---------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
Standard -- actual            $  1,000.00     $  1,079.60     $           7.97                  1.52%
Standard -- hypothetical         1,000.00        1,017.54                 7.73                  1.52%
Institutional -- actual          1,000.00        1,083.30                 4.20                  0.80%
Institutional --
hypothetical                     1,000.00        1,021.17                 4.08                  0.80%
Administrative -- actual         1,000.00        1,081.80                 5.72                  1.09%
Administrative --
hypothetical                     1,000.00        1,019.71                 5.55                  1.09%
---------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
Standard -- actual            $  1,000.00     $  1,102.80     $          10.18                  1.92%
Standard -- hypothetical         1,000.00        1,015.53                 9.75                  1.92%
Institutional -- actual          1,000.00        1,107.40                 7.17                  1.35%
Institutional --
hypothetical                     1,000.00        1,018.40                 6.87                  1.35%
Administrative -- actual         1,000.00        1,105.80                 8.39                  1.58%
Administrative --
hypothetical                     1,000.00        1,017.24                 8.03                  1.58%
---------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
Standard -- actual            $  1,000.00     $  1,060.90     $           7.48                  1.44%
Standard -- hypothetical         1,000.00        1,017.95                 7.32                  1.44%
---------------------------------------------------------------------------------------------------------
VALUE FUND
Standard -- actual            $  1,000.00     $  1,044.80     $           8.14                  1.58%
Standard -- hypothetical         1,000.00        1,017.24                 8.03                  1.58%
---------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
Standard -- actual            $  1,000.00     $  1,089.50     $          10.69                  2.03%
Standard -- hypothetical         1,000.00        1,014.97                10.31                  2.03%
Institutional -- actual          1,000.00        1,093.30                 7.39                  1.40%
Institutional --
hypothetical                     1,000.00        1,018.15                 7.12                  1.40%
Administrative -- actual         1,000.00        1,090.60                 9.17                  1.74%
Administrative --
hypothetical                     1,000.00        1,016.43                 8.84                  1.74%
---------------------------------------------------------------------------------------------------------
BALANCED FUND
Standard -- actual            $  1,000.00     $  1,063.40     $           6.76                  1.30%
Standard -- hypothetical         1,000.00        1,018.65                 6.61                  1.30%
---------------------------------------------------------------------------------------------------------
INCOME FUND
Standard -- actual            $  1,000.00     $    996.80     $           7.45                  1.48%
Standard -- hypothetical         1,000.00        1,017.74                 7.53                  1.48%
---------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Standard -- actual            $  1,000.00     $  1,013.60     $           5.08                  1.00%
Standard -- hypothetical         1,000.00        1,020.16                 5.09                  1.00%
Institutional -- actual          1,000.00        1,015.30                 3.45                  0.68%
Institutional --
hypothetical                     1,000.00        1,021.78                 3.47                  0.68%
---------------------------------------------------------------------------------------------------------

*Expenses are equal to the average account value times the fund's annualized expense ratio multiplied by 184/365 (to reflect the one-half year period.

SHAREHOLDER SERVICES (UNAUDITED)

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from highly trained client shareholder representatives to an informative website.

EXCHANGES BETWEEN CITIZENS FUNDS*
You can move your money from any one of our funds to another.

RETIREMENT INVESTING
We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN
Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE
Our representatives are well trained professionals whose goal is to satisfy most requests during the first phone call. Representatives are available from 9 AM to 6 PM (ET) Monday - Friday at 800.223.7010.

CLIENT WEALTH MANAGEMENT
Receive personal, one on one advice and consultation from our Client Wealth Management specialist.

WWW.CITIZENSFUNDS.COM
Citizens Funds' website offers daily fund prices and monthly performance updates, fund and manager profiles, the funds' prospectus and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS
Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

PROXY VOTING
A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities and a copy of the funds' voting record for the 12-month period ended June 30, 2005 are available on-line at www.citizensfunds.com without charge, or upon request, by calling 800.223.7010, or on the SEC's website at www.sec.gov.

*Citizens Global Equity Fund charges a redemption fee of 2% on shares redeeemed or exchanges within 60 days of purchase.

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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                                       93

                             [CITIZENS FUNDS LOGO]

--------------------------------------------------------------------------------
TRUSTEES                                     CUSTODIAN
Walter D. Bristol, Jr.                       Fifth Third Bank
Sophia Collier                               Cincinnati, OH 45263
Jeannie H. Diefenderfer
Pablo S. Eisenberg                           TRANSFER AND ACCOUNTING AGENT
Orlando Hernandez                            BISYS Fund Services Ohio, Inc.
Martha S. Pope                               Columbus, OH 43219
Henry L.P. Schmelzer
                                             LEGAL COUNSEL
MANAGER                                      Bingham McCutchen LLP
Citizens Advisers, Inc.                      Boston, MA 02110
One Harbour Place
Suite 400                                    INDEPENDENT REGISTERED PUBLIC
Portsmouth, NH 03801                         ACCOUNTING FIRM
800.223.7010                                 PricewaterhouseCoopers LLP
603.436.5152                                 Columbus, OH 43215

DISTRIBUTOR
Citizens Securities, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152
--------------------------------------------------------------------------------


Citizens Funds are distributed by Citizens Securities, Inc., Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE VISIT WWW.CITIZENSFUNDS.COM OR CALL 800.223.7010 FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

(C)2006 CITIZENS ADVISERS                   NOT A PART OF THE SEMI-ANNUAL REPORT

ITEM 2.  CODE OF ETHICS.

Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)  Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not Applicable.

(b) A certification of each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citizens Funds

By:  /s/ Sophia Collier
     --------------------------
           Sophia Collier
           President

Date: March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Sophia Collier
     --------------------------
         Sophia Collier
         President

Date: March 6, 2006


By:  /s/ Sean P. Driscoll
     --------------------------
         Sean P. Driscoll
         Treasurer

Date: March 6, 2006